As filed with the Securities and Exchange Commission on March 1, 2002

                            Registration No. 2-75503

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)
         Pre-Effective Amendment No.  _____                      |_|
         Post-Effective Amendment No.   74                       |X|
                                      ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.   74                                      |X|
                       --------

--------------------------------------------------------------------------------

                             MAXIM SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111

               Registrant's Telephone Number, including Area Code:
                                 (303) 737-3000

                                 W. T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111

                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            James F. Jorden, Esquire
                                 Jorden Burt LLP
                        1025 Thomas Jefferson St., N. W.
                                 Suite 400 East
                           Washington, D.C. 20007-0805

                  Approximate Date of Proposed Public Offering:
               Immediately upon effectiveness of this amendment.

It is proposed that this filing will become effective (check appropriate box)

|X| immediately upon filing pursuant to paragraph (b) of Rule 485
| | on ________, pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485
|_| on ________, pursuant to paragraph (a)(1) of Rule 485
|_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485
|_| on ________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


This Post-Effective Amendment relates only to the prospectus and Statement of Additional Information for the Maxim JPMorgan Growth & Income Portfolio and shall not supersede or affect this Registration Statement as it applies to the prospectuses and/or Statements of Additional Information for any other Maxim Series Fund portfolio.

                             MAXIM SERIES FUND, INC.
                    Maxim JPMorgan Growth & Income Portfolio

              (formerly the Maxim Vista Growth & Income Portfolio)

            8515 East Orchard Rd., Greenwood Village, Colorado 80111
                            Phone No. (303) 737-3000


         o This prospectus explains the objectives, risks and strategies of the Maxim JPMorgan Growth & Income Portfolio (the "Portfolio").

         o The Portfolio is one of several mutual funds that comprise the Maxim Series Fund, Inc. (the "Fund").

         o   The Portfolio's objective is long-term growth and dividend income.

         o The Portfolio seeks to achieve this objective by investing all of its assets in the Growth and Income Portfolio (the "Master Portfolio"), another mutual fund.

         o The Portfolio's investment adviser is GW Capital Management, LLC, also doing business as Maxim Capital Management, LLC
             ("GW Capital"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A").

         o The Portfolio is available only as an investment option for certain variable annuity contracts and qualified retirement plans ("Qualified Plans"). Therefore, you cannot purchase shares of the Portfolio directly; rather you must own one of those contracts or participate in a Qualified Plan that makes the Portfolio available for investment.



     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.



                  The date of this prospectus is March 1, 2002

                                TABLE OF CONTENTS

                                                                                                 Page

The Portfolio at a Glance........................................................................3
         Investment Objective....................................................................3
         Principal Investment Strategy...........................................................3
         Principal Investment Risks..............................................................3

Portfolio Performance Information................................................................4

         Year by Year Performance Returns........................................................4
         Highest and Lowest Quarter Returns......................................................4
         Average Annual Total Return.............................................................4

Fees and Expenses................................................................................5
Portfolio Expense Example........................................................................5

The Portfolio in Detail..........................................................................5

         Investment Objective....................................................................6
         Principal Investment Strategy...........................................................6
         Principal Investment Risks..............................................................6

Management of the Portfolio and the Master Portfolio.............................................7

         The Portfolio...........................................................................7
         The Master Portfolio....................................................................7
         Master Portfolio Managers...............................................................7

Important Information About Your Investment......................................................7

         Investing In the Portfolio..............................................................8
         Purchasing and Redeeming Shares.........................................................8
         How to Exchange Shares..................................................................8
         Other Information.......................................................................9
         Share Price.............................................................................9
         Master Portfolio Share Price............................................................9
         Dividends and Capital Gain Distributions................................................10
         Tax Consequences........................................................................10
         Annual and Semi-Annual Shareholder Reports..............................................10

Change of Investment Strategy....................................................................11

Financial Highlights.............................................................................12


Statement of Additional Information..........................................................Back Cover


                            THE PORTFOLIO AT A GLANCE


         The following information is only a summary of important information you should know about the Portfolio. Detailed information is included elsewhere in this prospectus and the Statement of Additional Information ("SAI") and should be read in addition to this summary.

Investment Objective:

         The Portfolio seeks long term capital growth and dividend income. As with any mutual fund, there is no guarantee that the Portfolio will achieve its objectives. The Portfolio's share price will fluctuate and your shares could be worth more or less than what you paid for them.

Principal Investment Strategy:

         The Portfolio invests all of its assets in the Master Portfolio. Under normal market conditions, the Master Portfolio invests at least 80% of its total assets in common stocks of a broad range of companies most of which have a market capitalization equal to those within the universe of the S&P 500 Index stocks. Market capitalization is the total market value of a company's shares.

Principal Investment Risks:


     o Because it invests all of its assets in the Master Portfolio, the Portfolio's performance will depend on the performance of the Master Portfolio. Due to this investment structure, the Portfolio is subject to all of the risks to which the Master Portfolio is subject including a possible loss of money such that when you sell shares of the Portfolio, they could be worth less than what you paid for them.


     o The Master Portfolio invests in common stocks. Stocks and stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

     o The Master Portfolio may invest in foreign securities. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

     o The Master Portfolio's equity holdings may also include real estate investment trusts ("REITs"), which are pools of investments primarily in income-producing real estate or loans related to real estate. The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

     o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     o The Master Portfolio may invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party. Loans may be made to companies, governments and other borrowers. These types of investments may have additional risks beyond conventional debt securities, because they may provide less legal protection for the Master Portfolio, or because there may be a requirement that the Master Portfolio supply additional cash to a borrower on demand, in particular in the event of default by the borrower. In the event of a default, the Master Portfolio may take possession of the collateral, with its attendant risks. The Master Portfolio's investment adviser will evaluate the creditworthiness of prospective borrowers to seek to reduce the risk of default.

     o The Portfolio is considered "non-diversified" because the Master Portfolio is non-diversified. The Master Portfolio may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified mutual fund would. Since a relatively high percentage of the Master Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Master Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.

                        PORTFOLIO PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risk of investment in the Portfolio. First, by showing changes in the Portfolio's performance in each full calendar year since its inception on December 21, 1994. Second, by comparing the Portfolio's average annual total return for the one year, five year and since inception periods to a broad based stock market index and an average of the performance of a universe of growth and income mutual funds. The returns shown below are historical and are not an indication of future performance.


Year By Year Performance Returns:

[OBJECT OMITTED]
1995     1996     1997     1998     1999     2000     2001
28.10%   19.73%   30.00%   14.42%   8.65%    0.78%    -13.21%

Highest and Lowest Quarter Returns:


During the periods shown in the chart the highest return for a quarter was 16.72 % (Quarter ending December, 1998) and the lowest return for a quarter was -14.26% (Quarter ending September, 2001).


Average Annual Total Return for the
Periods Ending December 31, 2001:

                                      1 Year                     5 Years             Since Inception of the
                                                                                           Portfolio

Maxim JPMorgan Growth &               -13.21%                     7.12%                      11.62%
Income Portfolio
S&P 500 Index                         -11.88%                     10.70%                     15.89%
Lipper Growth & Income                -12.83%                     9.59%                      13.13%
Fund Index


The Standard & Poor's 500 Index is a broad based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.


The Lipper Growth & Income Fund Index represents the average performance of a universe of 739 actively managed growth and income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in the index.

                               FEES AND EXPENSES*

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         Shareholder Fees (fees paid directly from your investment)

         Sales Load Imposed on Purchases...................................None
         Sales Load Imposed on Reinvested Dividends........................None
         Deferred Sales Load...............................................None
         Redemption Fee....................................................None
         Exchange Fee......................................................None


         Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


         Management Fees..................................................0.93%
         Distribution (12b-1) Fees.........................................None
         Other Expenses...................................................0.07%
         Total Annual Fund Operating Expenses.............................1.00%


         * The table and example reflect the aggregated expenses of both the Portfolio and the Master Portfolio.



                            PORTFOLIO EXPENSE EXAMPLE

         This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year            3 Years          5 Years           10 Years
                  ------            -------          -------           --------


                  $103              $323             $566              $1,289

                             THE PORTFOLIO IN DETAIL


Investment Objective:

         The Portfolio seeks long term capital growth and dividend income.

Principal Investment Strategy:

         To achieve this objective, the Portfolio invests all of its assets in the Master Portfolio. Therefore, the Portfolio's investment objectives are identical to those of the Master Portfolio. The risks described below apply to the Portfolio as well as the Master Portfolio. The investment strategies of the Master Portfolio, described below, will directly influence the value of the Portfolio's shares.

         Under normal circumstances the Master Portfolio invests at least 80% of its total assets in common stocks of a broad range of companies, most of which have a market capitalization equal to those within the universe of S&P 500 Index stocks. Market capitalization is the total market value of a company's shares. The Master Portfolio's investment adviser does fundamental research to seek to identify undervalued stocks which have the potential to increase in value. The investment advisers first seek to find companies with the best earnings prospects and then select companies which appear to have the most attractive values. The investment advisers also seek to invest in sectors with good earnings prospects as well.

         The investment advisers may look for value-oriented factors, such as a low price-to-earnings or price-to-cash ratio, in determining whether a stock is undervalued. In addition, they may also attempt to identify those undervalued companies which will experience earnings growth or improved earnings characteristics. The investment advisers may seek current income through various methods, including investing in convertible securities and seeking to identify companies with characteristics such as average or above average dividend yields.

         In determining whether to sell a stock, the investment advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include those securities which have appreciated to meet their target valuations.

         The Master Portfolio may invest up to 20% of its total assets in foreign securities. These investments may include depositary receipts. The Master Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

         Although the Master Portfolio intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Master Portfolio may put any amount of its assets in these investments as well as in U.S. Government debt securities and investment grade debt securities. When it employs such a temporary defensive strategy, the Master Portfolio's investment objective may not be achieved. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

         The Master Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Master Portfolio may use derivatives to hedge various market risks or to increase the Master Portfolio's income or gain.

Principal Investment Risks:

         All mutual funds carry a certain amount of risk. You will lose money if you sell your shares for less than you paid for them. Loss of money is a risk of investing in the Portfolio. Some of the specific risks of investing in this Portfolio are described below.

Master/Feeder Structure:

         Unlike most other mutual funds, the Portfolio does not directly acquire and manage its own portfolio of securities. Rather, the Portfolio invests all of its assets in another mutual fund, the Master Portfolio. This investment relationship is referred to as a master/feeder relationship. The Portfolio is referred to as a "feeder" fund because it invests all of its assets in the "master" fund, the Master Portfolio. The Master Portfolio is referred to as a "master" fund because in addition to the Portfolio there are other funds which "feed" (that is, invest) their assets into the Master Portfolio.

         There are some general risks that are specifically associated with the master/feeder relationship. For example, if a large "feeder" fund withdraws from the Master Portfolio, the remaining funds may experience higher operating expenses. Higher expenses may produce lower returns. A large "feeder" fund's withdrawal may also result in the Master Portfolio's investment holdings being less diversified which will increase portfolio risk. This latter risk also exists for traditionally structured funds which have large and/or institutional investors.

         A change in the Master Portfolio's objectives, policies or restrictions may require the Portfolio to redeem its interest in the Master Portfolio. This could result in a distribution of securities to the Portfolio by the Master Portfolio, as opposed to a cash distribution. A distribution of securities may mean additional brokerage fees or other transaction costs to convert the distributed securities to cash. A distribution of this type may also result in the Portfolio being less diversified and less liquid.

Equity Securities:

         Equity securities, such as common stocks, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and those fluctuations can be pronounced. Changes in the value of the Master Portfolio's investments will result in changes in the value of its shares and, consequently, the value of the shares of the Portfolio. The Master Portfolio may not achieve its objective if securities which the investment advisers believe are undervalued do not appreciate as much as the investment advisers anticipate or if the companies in which it invests do not pay dividends.

Foreign Securities:

         Investments in foreign securities may have higher risks than United States investments. Higher risks result from the following possibilities:

         o  Less publicly available information
         o  Different settlement procedures
         o  Smaller and less liquid securities markets
         o  Difficulty converting investments into cash
         o  Political and economic instability
         o  Imposition of government controls
         o  Higher brokerage commissions and custody costs
         o  Different regulations and standards

         These risks increase when investing in securities issued in developing countries. Changes in currency exchange rates also affect foreign securities since they are normally denominated and traded in foreign currencies. Additionally, investment in unsponsored depositary receipts may carry higher risks than sponsored depositary receipts due to less available information about the issuer and different voting privileges. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Convertible Securities:

         The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of these securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Money Market and Debt Obligations:

         Although the Master Portfolio intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. During unusual market conditions, the Master Portfolio may invest up to 20% of its assets in U.S. government obligations. To temporarily defend its assets, the Master Portfolio may put any amount of its assets in these types of investments and during such times the Portfolio's investment objective may not be achieved.

Real Estate Investment Trusts:

         The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Derivatives:

         Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes they could cause losses that exceed the Master Portfolio's original investment. Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Master Portfolio Turnover

         The Master Portfolio may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies. Such trading could result in higher brokerage costs. Brokerage costs affect the performance of the Portfolio and the expenses you will indirectly pay because the Master Portfolio must pay these costs from its own assets.

              MANAGEMENT OF THE PORTFOLIO AND THE MASTER PORTFOLIO

The Portfolio


         GW Capital provides investment management, accounting and administrative services for the Portfolio. GW Capital's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital provides investment management services for mutual funds and other investment portfolios representing assets of over $7.4 billion. GW Capital (and its predecessor company, The Great-West Life Assurance Company) has been providing investment management services since 1969.

         The aggregate fee paid to GW Capital for the Portfolio's fiscal year ending December 31, 2001 was 0.53% of the average daily net assets of the Portfolio. Effective December 31, 2001, the Fund's Board of Directors voted to change the Portfolio's fiscal year end from October 31 to December 31.


        GW Capital uses a team of professionals to manage the assets of the Portfolio. All of the members of the team are jointly and primarily responsible for the day-to-day management of the Portfolio. The team meets regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

The Master Portfolio

         The investment adviser of the Master Portfolio is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), 522 Fifth Avenue, New York, NY 10036.


         The aggregate fee paid to JPMFAM for the Master Portfolio's fiscal year ending December 31, 2001 was 0.40% of the average daily net assets of the Master Portfolio. Effective December 31, 2001, the Master Portfolio's Board of Trustees voted to change the Master Portfolio's fiscal year end from October 31 to December 31.


Master Portfolio Managers

         Jonathan K.L. Simon, Managing Director and Portfolio Manager at JPMFAM, is responsible for the day-to-day management of the Master Portfolio. Mr. Simon has worked as a portfolio manager with various affiliates of JPMFAM since 1980.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing In the Portfolio

         Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio shares are sold to separate accounts of GWL&A to fund benefits under certain group variable annuity contracts, as well as directly to certain qualified retirement plans. In the future, Portfolio shares may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract or Qualified Plan, please refer to that contract or Qualified Plan.

Purchasing and Redeeming Shares

         Variable contract owners or Qualified Plan participants will not deal directly with the Portfolio regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase/redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Portfolio directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Portfolio.

         Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners and Qualified Plans that invest in the Portfolio. The Board of Directors will monitor the Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

         This section is only applicable to participants in Qualified Plans that purchase shares of the Portfolio outside a variable annuity contract.

         An exchange involves selling all or a portion of the shares of the Portfolio and purchasing shares of another portfolio of the Fund. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

         o  You can request an exchange in writing or by telephone.

         o Written requests should be submitted to: 8515 East Orchard Road, Greenwood Village, CO 80111.

         o The form should be signed by the account owner(s) and include the following information:

             (1)  the name of the account
             (2)  the account number
             (3)  the name of the portfolio from which the shares are to be sold
             (4)  the dollar amount or number of shares to be exchanged
             (5) the name of the portfolio(s) in which new shares will be purchased; and
             (6) the signature(s) of the person(s) authorized to effect exchanges in the account.

         o  You can request an exchange by telephoning 1-800-537-2033.

         o A portfolio may refuse exchange purchases by any person or group if, in GW Capital's judgment, the portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

         o We may modify, suspend or terminate the policies and procedures to request an exchange of shares of the portfolios by telephone at any time.

         o If an account has more than one owner of record, we may rely on the instructions of any one owner.

         o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

         o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.

         o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.

         o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price

         The price for buying or selling the Portfolio's shares is the net asset value ("NAV") per share of the Portfolio. We compute the NAV per share by dividing the net assets of the Portfolio (that is, the value of the Portfolio's investment in the Master Portfolio less Portfolio expenses and liabilities) by the number of outstanding Portfolio shares. We generally calculate the Portfolio's NAV as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently, 4:00 p.m. Eastern Time), on each day the NYSE is open for business. When you buy or redeem shares of the Portfolio, your share price will be the price next computed after we receive your purchase or redemption order. If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ.

         Since the Portfolio invests all its assets in the Master Portfolio, the value of the Portfolio's shares depends upon the investment performance of the Master Portfolio. If the securities owned by the Master Portfolio increase in value, the value of the Portfolio's shares will increase and vice versa.


Master Portfolio Share Price

         The Master Portfolio generally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. The NAV of the Master Portfolio is based on the market value of the securities in which it invests. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that JPMFAM believes accurately reflects fair value. If securities held by the Master Portfolio are listed primarily on exchanges or markets (for example, a foreign exchange) that trade on days when the Master Portfolio does not price its shares, the value of its shares may change on days that you cannot buy or sell shares. Certain short-term securities are valued on the basis of amortized cost.


Dividend and Capital Gain Distributions

Dividends from the investment income of the Portfolio are declared and reinvested quarterly in additional shares of the Portfolio at NAV. Distributions from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at NAV.

Tax Consequences

         The Portfolio is not currently taxable. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

         Tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity contract or Qualified Plan through which you invest in the Portfolio. For more information please refer to your contract or Qualified Plan.

Annual and Semi-Annual Shareholder Reports


         Historically, the fiscal year of the Portfolio ended on October 31 of each year. Effective December 31, 2001, the Fund's Board of Directors voted to change the fiscal year of the Portfolio to December 31.

Twice a year you will receive a report containing a summary of the Portfolio's performance and other information.

                          CHANGE OF INVESTMENT STRATEGY

         The Portfolio may withdraw its investment in the Master Portfolio at any time without shareholder approval if the Board of Directors of the Fund decides it is in the best interest of the Portfolio and its shareholders. Upon any such change, the Board will consider what action may be taken, including the investment of assets of the Portfolio in another underlying mutual fund having the same investment objective as the Portfolio or the retention of an investment adviser to manage the Portfolio's assets in accordance with the investment objective. The investment objective of the Portfolio as well as the investment objective of the Master Portfolio, can only be changed with shareholder approval.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's Annual Report. A free copy of the Annual Report is available upon request.


         For a share outstanding throughout each fiscal year ended October 31, except where noted:


---------------------------------------------- ------------- ------------ ------------- -------------- ------------- --------------

                                                  2001<F1>       2001          2000          1999             1998          1997

                                               ------------- ------------ ------------- -------------- ------------- --------------

Net Asset Value, Beginning of Period              $0.9325       $1.4395      $1.6872       $1.5958      $1.6590       $1.3957


Income from Investment Operations


Net Investment Income                              0.0016       0.0096        0.0072        0.0114       0.0113        0.0158



Net Gain or Losses on Securities

(both realized and unrealized)                     0.0648      (0.2757)       0.1219        0.1938       0.1351        0.3677


                                               ------------- ------------ ------------- -------------- ------------- --------------

Total Income From Investment Operations            0.0664      (0.2661)       0.1291        0.2052       0.1464        0.3835



Less Distributions


Dividends (from net investment income)            (0.0017)     (0.0104)      (0.0068)      (0.0118)     (0.0103)      (0.0162)




Distributions (from capital gains)                             (0.2305)      (0.3700)      (0.1020)     (0.1993)      (0.1040)


                                               ------------- ------------ ------------- -------------- ------------- --------------


Total Distributions                               (0.0017)     (0.2409)      (0.3768)      (0.1138)     (0.2096)      (0.1202)


                                               ------------- ------------ ------------- -------------- ------------- --------------

Net Asset Value, End of Period                    $0.9972       $0.9325      $1.4395       $1.6872      $1.5958        $1.6590



                                               ============= ============ ============= ============== ============= ==============


Total Return                                      7.13%<F3>    (21.26%)       9.31%         13.13%      9.38%         29.33%



Ratios/Supplemental Data


Net Assets, End of Period                       $92,220,535   $86,133,791  $113,630,472  $125,978,101   $161,166,617  $135,053,616




Ratio of Expenses to Average Net Assets           1.00%<F4>      1.00%        1.00%         1.00%       1.00%         1.00%




Ratio of Net Investment Income to Average Net     0.92%<F4>      0.90%        0.52%         0.66%       0.69%         1.08%

Assets
---------------------------------------------- ------------- ------------ ------------- -------------- ------------- --------------


Turnover rate<F2>                                    0%           12%          30%           125%       113%          65%

---------------------------------------------- ------------- ------------ ------------- -------------- ------------- --------------

-----------


<F1>
Represents the interim period of time between November 1, 2001 to December 31, 2001, resulting from a change in the fiscal year end of the Portfolio. On December 31, 2001, the Fund's
Board of Directors approved the change of the fiscal year end of the Portfolio from October 31 to December 31.
<F2>
The Turnover rate is that of the Master Portfolio, the Growth and Income Portfolio, not that of the Portfolio, the Maxim
JPMorgan Growth & Income Portfolio.
<F3>
Based on operations for the period shown and, accordingly, are not representative of a full year.
<F4>
Annualized.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


         This prospectus is intended for use in connection with certain variable annuity contracts and qualified retirement plans. The SAI, dated March 1, 2002, contains more details about the investment policies and techniques of the Fund and the Portfolio. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


         Additional information about the Portfolio's investments and the investments of the Master Portfolio is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

         For a free copy of the SAI or Annual or Semi-Annual reports, or to request other information or ask questions about the Fund, call 1-800-537-2033. The Annual and Semi-Annual reports are also available online at http://www.benefitscorp.com.

         The SAI and the Annual and Semi-Annual reports are available on the EDGAR database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.


INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.



                         This prospectus should be read
                       and retained for future reference.

                             MAXIM SERIES FUND, INC.


--------------------------------------------------------------------------------


                    Maxim JPMorgan Growth & Income Portfolio
                                (the "Portfolio")


--------------------------------------------------------------------------------

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



         Throughout this SAI, "the Portfolio" is intended to refer to the Portfolio listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the Portfolio dated March 1, 2002. Requests for copies of the prospectus should be made by writing 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling (303) 737-3000. The financial statements appearing in the Annual Report are incorporated into this SAI by reference. Copies of the Annual Report are available, without charge, and can be obtained by calling 1-800-537-2033.



                                  March 1, 2002


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



                                                                         Page

INFORMATION ABOUT THE FUND AND THE PORTFOLIO.............................2

INVESTMENT LIMITATIONS...................................................2

INVESTMENT POLICIES AND PRACTICES........................................3

MANAGEMENT OF THE FUND...................................................17

INVESTMENT ADVISORY SERVICES.............................................18

PURCHASE, REDEMPTION AND PRICING OF SHARES...............................24

INVESTMENT PERFORMANCE...................................................24

DIVIDENDS, DISTRIBUTION AND TAXES........................................26

OTHER INFORMATION........................................................29

FINANCIAL STATEMENTS.....................................................30

APPENDIX A...............................................................31

APPENDIX B...............................................................33

                  INFORMATION ABOUT THE FUND AND THE PORTFOLIO

         Maxim Series Fund, Inc. (the "Fund") is a Maryland corporation organized as an open-end management investment company. The Fund offers thirty-six investment portfolios, including the Maxim JPMorgan Growth & Income Portfolio (the "Portfolio"). The Fund commenced business as an investment company in 1982. The Portfolio was added effective December 21, 1994. The Portfolio invests all of its assets in the Growth and Income Portfolio (the "Master Portfolio"), an unaffiliated, non-diversified, open-end management investment company. The Portfolio is a "no-load" investment meaning you pay no sales charges or distribution fees. GW Capital Management, LLC, also doing business as Maxim Capital Management, LLC ("GW Capital"), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the Fund's investment adviser.


Non-Diversified Portfolio of Securities

         The Portfolio is considered "non-diversified" because it invests all of its assets in the Master Portfolio, which itself is non-diversified. The Master Portfolio may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. Since a relatively high percentage of the Master Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Master Portfolio, and consequently the Portfolio, may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

         The following policies and limitations supplement those set forth in the prospectus. Unless otherwise indicated, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the indicated percentage or quality standard limitation will be determined immediately after and as a result of the Portfolio's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. The Portfolio's fundamental investment policies and limitations cannot be changed without approval by vote of a "majority of the outstanding voting shares" (as defined in the Investment Company Act of 1940 ("the 1940 Act")) of the Portfolio. Because the Portfolio invests all of its assets in the Master Portfolio, compliance with these limitations will be based on the Master Portfolio's investments.

The Portfolio will not:

1. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances, and positions in permissible options and futures will not be subject to this restriction.

2. Alone or together with any other investor make investments for the purpose of exercising control over, or management of any issuer.

3. Purchase or sell interests in commodities, commodities contracts, or real estate, (including limited partnership interests but excluding securities secured by real estate or interests therein), except that the Portfolio may purchase securities of issuers which invest or deal in any of the above and may engage in permissible futures and options transactions, permissible forward purchases or sales of foreign currencies or securities, and the purchase and sale of mortgage-backed securities.

4.       Make loans, except as provided in limitation (5) below.

5. The Portfolio may make loans to other persons, in accordance with the Portfolio's investment objectives and policies and to the extent permitted by applicable law.

6. Borrow amounts in excess of 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or by engaging in reverse repurchase transactions; nor may the Portfolio pledge, mortgage, or hypothecate more than 1/3 of its net assets to secure such borrowings. In the event the Portfolio borrows in excess of 5% of its total assets, the Portfolio will not purchase additional investment securities until any borrowings that exceed 5% of the Portfolio's total assets are repaid.

7. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with borrowings mentioned in limitation (6) above, and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets, taken at market value at the time thereof; provided that collateral arrangements with respect to permissible futures and options transactions, including initial and variation margin payments, are not considered to be the pledge of assets for purposes of this restriction.

8. Underwrite securities of other issuers except insofar as the Master Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

9.       Issue any senior security (as defined in the 1940 Act), except that
         (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under the Portfolio's investment policies and applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under the Portfolio's investment policies and applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to the Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.


         In addition, the Portfolio is subject to the following non-fundamental restrictions which may be changed without investor approval:

1. The Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

2. The Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

3. The Portfolio may not purchase or sell interests in oil, gas or mineral leases.

4. The Portfolio may not invest more than 15% of its net assets in illiquid securities.

5. The Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

6. Except as specified above, the Portfolio may invest in securities of other investment companies, to the extent permitted by applicable federal securities law; provided, however, that a Mauritius holding Company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


         In the event the Portfolio redeemed its investment in the Master Portfolio and GW Capital were to manage the Portfolio's assets directly (or delegate such management to a sub-adviser), the Portfolio would be subject to the above-described fundamental investment policies. If the Portfolio redeemed its investment in the Master Portfolio and invested in another investment company, the shareholders of the Portfolio would be asked to approve the adoption of the investment policies of such investment company to the extent necessary or appropriate to allow the Portfolio to make such investment.

                        INVESTMENT POLICIES AND PRACTICES

         Except as described below and except as otherwise specifically stated in the prospectus or this SAI, the Portfolio's investment policies set forth in the prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

         The Portfolio invests all of its assets in the Master Portfolio. The Portfolio therefore indirectly bears the investment risk associated with the investments of the Master Portfolio. The following pages contain more detailed information about types of securities in which the Master Portfolio may invest. J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Master Portfolio's investment objectives and policies and that doing so will help the Master Portfolio achieve its objectives. The Master Portfolio may invest in all these securities or use all of these techniques.

Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

         Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Master Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

         These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Borrowings. The Master Portfolio may borrow money from banks for temporary or short-term purposes but not to buy additional securities, which is known as "leveraging."

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a fund and increase its brokerage and other transaction expenses.

Convertible Securities. The Master Portfolio may invest in convertible securities, which are securities generally offering fixed interest or dividend yields that may be converted either at a stated price or stated rate to common or preferred stock.

Depositary Receipts. The Master Portfolio may invest its assets in securities of multi-national companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Master Portfolio treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies.

Foreign Securities. For purposes of the Master Portfolio's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country.

Forward Commitments. The Master Portfolio may purchase securities on a forward commitment basis. In order to invest the Master Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Master Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Master Portfolio consisting of cash or liquid securities equal to the amount of the Master Portfolio's forward commitments will be established at the Master Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Master Portfolio.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Master Portfolio's investment portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Master Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Master Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Master Portfolio from receiving the collateral or completing the transaction.

         To the extent the Master Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

Illiquid Securities. For purposes of its limitation on investments in illiquid securities, the Master Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Master Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

         One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees of the Master Portfolio have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Master Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.

Investment Grade Debt Securities. The Master Portfolio may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

Money Market Instruments. The Master Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

Other Investment Companies. Apart from the Portfolio investing all its assets in the Master Portfolio, the Master Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Other investment companies may charge additional fees.

Preferred Stock. Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

Real Estate Investment Trusts. The Master Portfolio may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

Repurchase Agreements. The Master Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Master Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, the Master Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Master Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Master Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Master Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Master Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Master Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Master Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Master Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Master Portfolio's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Master Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The Master Portfolio may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Master Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Master Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Master Portfolio is obliged to purchase the securities.

Securities Loans. To the extent specified in its prospectus, the Master Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Master Portfolio's total assets. In connection with such loans, the Master Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Master Portfolio may increase its income through the investment of cash collateral. The Master Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Master Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Master Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Master Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

Stand-By Commitments. In a put transaction, the Master Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Master Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Master Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

Stripped Obligations. The Master Portfolio may invest in stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. The Master Portfolio may invest up to 20% of its total assets in stripped obligations only where the underlying obligations are backed by the full faith and credit of the U.S. Government.

Supranational Obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix B.

         In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Master Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, the Master Portfolio normally holds such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Additional Policies: Derivative and Related Transactions

Introduction. As explained more fully below, the Master Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

         Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. Derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Master Portfolio.

         The Master Portfolio may invest its assets in derivative and related instruments subject only to the Master Portfolio's investment objective and policies and the requirement that the Master Portfolio maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Master Portfolio.

         The value of some derivative or similar instruments in which the Master Portfolio may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Master Portfolio--the ability of the Master Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the Master Portfolio's advisers inaccurately forecast such factors and take positions in derivative or similar instruments contrary to prevailing market trends, the Master Portfolio could be exposed to the risk of a loss. The Master Portfolio might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

         Set forth below is an explanation of the various derivatives strategies and related instruments the Master Portfolio may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Master Portfolio's current prospectus as well as provide useful information to prospective investors.

Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Master Portfolio may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Master Portfolio to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Master Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Master Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Master Portfolio's advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Master Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Master Portfolio is not required to use a hedging strategy and strategies not involving hedging invoke leverage and may increase the risk to the Master Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Master Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when the Master Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Master Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Master Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

         Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Master Portfolio.

Options on Securities, Securities Indexes and Debt Instruments. The Master Portfolio may purchase, sell or exercise call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, the Master Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. The Master Portfolio may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

         Although in most cases these options will be exchange-traded, the Master Portfolio may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

         One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Master Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Master Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Master Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Master Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Master Portfolio will not write uncovered options.

         In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Master Portfolio writing a covered call (i.e., where the underlying securities are held by the Master Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         If a put or call option purchased by the Master Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Master Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Master Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Master Portfolio may be unable to close out a position.

Futures Contracts and Options on Futures Contracts. The Master Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various instruments or indices in which the Master Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

         Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Master Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Master Portfolio intends to acquire an instrument or enter into a position. For example, the Master Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

         When writing or purchasing options, the Master Portfolio may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Master Portfolio may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

         Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Master Portfolio will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

Forward Contracts. The Master Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Master Portfolio may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Master Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Master Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Master Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

         The Master Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Master Portfolio's investments or anticipated investments in securities denominated in foreign currencies. The Master Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Master Portfolio may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

Interest Rate and Currency Transactions. The Master Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Master Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Master Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

         The Master Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Master Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Master Portfolio's risk of loss consists of the net amount of interest or currency payments that the Master Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Master Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and their interest rate or currency swap positions.

         The Master Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

         The Master Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the Master Portfolio's advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Master Portfolio. In addition, the Master Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Master Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Master Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Master Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Master Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Master Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Master Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Master Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Master Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Master Portfolio's assets that are the subject of such cross-hedges are denominated.

         The Master Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Master Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

Mortgage-Related Securities. The Master Portfolio may purchase mortgage-backed securities-- i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Master Portfolio purchased the securities at a premium, sustained early repayment would limit the value of the premium.

         The Master Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related entities, and their income streams.

         CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

         REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

         The Master Portfolio's advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. The Master Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Master Portfolio may consider making investments in such new types of mortgage-related securities.

Dollar Rolls. Under a mortgage "dollar roll," the Master Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Master Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Master Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Master Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Master Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Master Portfolio if the other party should default on its obligation and the Master Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Master Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Master Portfolio's obligation to repurchase the securities.

Asset-Backed Securities. The Master Portfolio may invest in asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile ReceivablesSM" or "CARSSM" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. The Master Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

Structured Products. The Master Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Master Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

         The Master Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Master Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Master Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Master Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Master Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Master Portfolio's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Master Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Master Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

Additional Restrictions on the Use of Futures and Option Contracts. The Master Portfolio is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Master Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Master Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

         When the Master Portfolio purchases a futures contract, an amount of cash or cash equivalents or liquid securities will be deposited in a segregated account with the Master Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                             MANAGEMENT OF THE FUND


The Fund

         The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

Directors and Officers

         Information regarding the directors and executive officers of the Fund including their ages, position(s) with the Fund, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

         There are no arrangements or understanding between any director or officer and any other person(s) pursuant to which s/he was elected as director or officer.


------------------------------------------------------------------------------------------------------------------------

                             INDEPENDENT* DIRECTORS

------------------------------------------------------------------------------------------------------------------------

  Name, address     Position(s)    Term of Office     Principal Occupation(s) during      Number of         Other
     and age         Held with    (Length of Time              Past 5 Years              Portfolios     Directorships
                       Fund           Served)                                              in Fund    Held by Director
                                                                                           Complex
                                                                                          Overseen
                                                                                         by Director

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------

Rex Jennings (76)    Director     March 22, 1988,   President Emeritus, Denver Metro         43       Trustee, Orchard
                                  to present        Chamber of Commerce                               Series Fund,
                                                                                                      Committee
                                                                                                      Member,
                                                                                                      Great-West
                                                                                                      Variable Annuity
                                                                                                      Account A

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------

Richard P.           Director     April 30, 1987,   Retired Educator                         43       Trustee, Orchard
Koeppe (69)                       to present                                                          Series Fund,
                                                                                                      Committee
                                                                                                      Member,
                                                                                                      Great-West
                                                                                                      Variable Annuity
                                                                                                      Account A

------------------ -------------- ----------------- ------------------------------------ ------------ ------------------

Sanford Zisman       Director     March 19, 1982,   Attorney, Firm of Zisman, Ingraham       43       Trustee, Orchard
(61)                              to present        and Daniel, P.C.                                  Series Fund,
                                                                                                      Committee
                                                                                                      Member,
                                                                                                      Great-West
                                                                                                      Variable Annuity
                                                                                                      Account A; Jones
                                                                                                      Intercable, Inc.

----------------------------------------------------------------------------------------------------------------------

                       INTERESTED* DIRECTORS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------

  Name, address     Position(s)    Term of Office      Principal Occupation(s) during     Number of        Other
     and age         Held with     (Length of Time              Past 5 Years             Portfolios    Directorships
                       Fund            Served)                                             in Fund        Held by
                                                                                           Complex       Director
                                                                                          Overseen
                                                                                         by Director

------------------ -------------- ------------------ ----------------------------------- ------------ ----------------

*William T.        Director and   June 1, 2000,to    President and Chief Executive           43       Trustee,
McCallum (59)        President    present            Officer of Great-West Life &                     Orchard Series
                                                     Annuity Insurance Company;                       Fund,
                                                     President and Chief Executive                    Committee
                                                     Officer, United States                           Member,
                                                     Operations, The Great-West Life                  Great-West
                                                     Assurance Company (1990 to                       Variable
                                                     present); Co-President and Chief                 Annuity
                                                     Executive Officer of Great-West                  Account A;
                                                     Lifeco Inc.; President and Chief                 Director,
                                                     Executive Officer of GWL&A                       Great-West
                                                     Financial Inc.; President and                    Lifeco Inc.
                                                     Chief Executive Officer of First
                                                     Great-West Life & Annuity
                                                     Insurance Company

------------------ -------------- ------------------ ----------------------------------- ------------ ----------------

*Mitchell T.G.       Director     June 1, 2000, to   Executive Vice President and            43       Trustee,
Graye (46)                        present            Chief Financial Officer of                       Orchard Series
                                                     Great-West Life & Annuity                        Fund,
                                                     Insurance Company; Executive Vice                Committee
                                                     President and Chief Financial                    Member,
                                                     Officer, United States                           Great-West
                                                     Operations, The Great-West Life                  Variable
                                                     Assurance Company; Executive Vice                Annuity
                                                     President and Chief Operating                    Account A
                                                     Officer, One Benefits, Inc.;
                                                     Executive Vice President and
                                                     Chief Financial Officer of GWL&A
                                                     Financial Inc.; Manager and
                                                     President, GW Capital; Director
                                                     and Executive Vice President,
                                                     Orchard Trust Company

------------------ -------------- ------------------ ----------------------------------- ------------ ----------------

*Graham McDonald     Treasurer    November 29,       Vice President, Corporate Finance and   43            None
(55)                              2001, to present   Investment Operations; Treasurer,
                                                     GW Capital, Orchard Series
                                                     Fund and Great-West Variable
                                                     Annuity Account A; Director and
                                                     President, Greenwood Investments,
                                                     LLC

------------------ -------------- ------------------ ----------------------------------- ------------ ----------------

*Beverly A.          Secretary    April 10, 1997,    Vice President and Counsel, U.S.        43            None
Byrne (46)                        to present         Operations, The Great-West Life
                                                     Assurance Company and
                                                     Orchard Trust Company; Vice
                                                     President, Counsel and
                                                     Associate Secretary,
                                                     Great-West Life & Annuity
                                                     Insurance Company, GWL&A
                                                     Financial Inc., First
                                                     Great-West Life & Annuity
                                                     Insurance Company; Vice
                                                     President, Counsel and
                                                     Secretary, Financial
                                                     Administrative Services
                                                     Corporation; Secretary, GW
                                                     Capital, One Orchard
                                                     Equities, Inc. ("One
                                                     Orchard"), Greenwood
                                                     Investments, LLC,
                                                     BenefitsCorp Equities,
                                                     Inc., BenefitsCorp, Inc.,
                                                     Advised Assets Group, LLC,
                                                     Great-West Variable Annuity
                                                     Account A, and Orchard
                                                     Series Fund.

------------------ -------------- ------------------ ----------------------------------- ------------ ----------------


* A Director who is not an "interested person" of the Fund (as defined in the 1940 Act), is referred to as an "Independent Director." An Interested Director refers to a Director or officer who is an "interested person" of the Fund by virtue of their affiliation with either the Fund or GW Capital.

Standing Committees

The Fund Board has two standing committees: an Executive Committee and an Audit Committee

         The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Directors; (3) the fixing of compensation of the directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2001.

         As set out in the Fund's Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund's financial accountability and financial reporting by providing a means for the Fund's disinterested Directors to be directly informed as to, and participate in the review of, the Fund's audit functions. Another objective is to ensure the independence and accountability of the Fund's outside auditors and provide an added level of independent evaluation of the Fund's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. One meeting of the Audit Committee was held in 2001.

Ownership

         As of December 31, 2001, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the director:


---------------------- ------------------------------------------- ----------------------- ---------------------------

                                                                                           Aggregate Dollar Range of
                                                                                           Equity Securities in all
Director               Portfolio                                   Dollar Range of         Registered Investment
                                                                   Equity Securities in    Companies Overseen by
                                                                   the Fund                Director in Family of
                                                                                           Investment Companies

----------------------------------------------------------------------------------------------------------------------

                             INDEPENDENT* DIRECTORS

----------------------------------------------------------------------------------------------------------------------

R.P. Koeppe*           Maxim T. Rowe Price MidCap Growth           $1 - 10,000             $10,001 - 50,000

---------------------- ------------------------------------------- ----------------------- ---------------------------

R.P. Koeppe*           Maxim Money Market                          $1 - 10,000             $10,001 - 50,000

---------------------- ------------------------------------------- ----------------------- ---------------------------

R.P. Koeppe*           Maxim INVESCO Balanced                      $10,001 - 50,000        $10,001 - 50,000

----------------------------------------------------------------------------------------------------------------------

                               INTERESTED DIRECTOR

----------------------------------------------------------------------------------------------------------------------

M.T.G. Graye           Maxim Money Market                          $10,001 - 50,000        $10,001 - 50,000

---------------------- ------------------------------------------- ----------------------- ---------------------------



Independent Directors and their Immediate Family Members

As of December 31, 2001, other than as described above under "Ownership," no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2001, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

o        the Fund;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;
o an investment adviser, the principal underwriter or affiliated person of the Fund; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2001, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:

o        an investment adviser or the principal underwriter of the Fund; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2001, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:

o        the Fund, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;
o an investment adviser or the principal underwriter of the Fund, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2001, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

o        the Fund, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;
o an investment adviser or the principal underwriter of the Fund, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

         As of December 31, 2001, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.

Compensation

         The Fund pays no salaries or compensation to any of its officers or directors affiliated with the Fund or GW Capital. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.


----------------------- --------------------- -------------------- --------------------- --------------------

 Name of Independent         Aggregate            Pension or         Estimated Annual    Total Compensation
       Director          Compensation from        Retirement          Benefits Upon      from Fund and Fund
                                Fund           Benefits Accrued         Retirement         Complex Paid to
                                                as Part of Fund                               Directors
                                                  Expenses

----------------------- --------------------- -------------------- --------------------- --------------------

R. Jennings                   $19,000                 -0-                  -0-                 $19,000

----------------------- --------------------- -------------------- --------------------- --------------------

R.P. Koeppe                   $19,000                 -0-                  -0-                 $19,000

----------------------- --------------------- -------------------- --------------------- --------------------

S. Zisman                     $19,000                 -0-                  -0-                 $19,000

----------------------- --------------------- -------------------- --------------------- --------------------


* As of December 31, 2001 there were 43 funds for which the directors serve as Directors or Trustees, 36 of which are portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund's most recently completed fiscal year by the Fund and its affiliated investment companies.


Codes of Ethics

         The Fund, GW Capital and One Orchard each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.



Ownership

         All of the shares of the Portfolio are owned by FutureFunds II Series Account, a separate account of Great-West Life & Annuity Insurance Company.

                          INVESTMENT ADVISORY SERVICES

Investment Adviser

         GW Capital is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 1982. GW Capital is a wholly owned subsidiary of GWL&A which is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a holding company, which in turn is a subsidiary of Power Financial Corporation, Montreal, Quebec. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais and his associates, a group of private holding companies, have voting control of Power Corporation of Canada.


Investment Advisory Agreement

        The Investment Advisory Agreement became effective April 1, 1982 and was most recently approved April 1, 2001. As approved, the Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or interested persons of any such party. Any amendment to the Agreement becomes effective with respect to the Portfolio upon approval by a vote of a majority of its voting securities. The agreement is not assignable and may be terminated without penalty either by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by GW Capital, each on 60 days' written notice to the other party.


        Under the terms of the investment advisory agreement with the Fund, GW Capital acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations. GW Capital also provides the Fund with all necessary office facilities and personnel for servicing the Portfolios' investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of GW Capital, and all personnel of the Fund or GW Capital performing services relating to research, statistical and investment activities.

         In addition, GW Capital, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.

         The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999. As approved, the Agreement will remain in effect until April 1, 2002, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by GW Capital, each on 60 days notice to the other party.

         In approving the Investment Advisory Agreement and the sub-advisory agreements with each sub-adviser ("Sub-Advisory Agreements"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and each Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

              At regular meetings of the Board held throughout the year, the Board meets with representatives of GW Capital and of the sub-advisers to discuss portfolio management strategies, benchmark index tracking for each Index Portfolio and performance of each Portfolio. The Board also considers GW Capital's and each sub-adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios and procedures GW Capital and each sub-adviser use for obtaining best execution for transactions in the Portfolios.

              With respect to the nature, scope and quality of the services provided by GW Capital and each sub-adviser, the Board considered, among other things, GW Capital's and each sub-advisers personnel, experience, resources and track record, which are well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, consulting by the sub-advisers as appropriate with GW Capital, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered GW Capital's and each sub-advisers reputation for management of their specific investment strategies, GW Capital's and each sub-adviser's overall financial condition, technical resources, and operational capabilities.

         With respect to the advisory fee rates payable to sub-advisers by GW Capital, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Portfolio and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to GW Capital and its affiliates in relation to the quality of all services provided as well as the overall profitability to GW Capital and its affiliates.



Management Fees


         The Portfolio pays a management fee to GW Capital for managing its investments and business affairs. GW Capital is paid monthly at an annual rate of 0.53% of the Portfolio's average net assets. For the period of November 1 to October 31 for the fiscal years 1999, 2000, and 2001, GW Capital was paid $844,629, $620,041, and $531,360, respectively, for the services it provided to the Portfolio. For the period of November 1 to December 31, 2001, GW Capital was paid $80,279 for the services it provided to the Portfolio.


The Master Portfolio

Trustees and Officers

The Trustees and Trust officers and their principal occupations for the past five years are set forth below. Their titles may have varied during that period.

William J. Armstrong - Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial supplies). Age: 60. Address:
287 Hampshire Ridge, Park Ridge, NJ 07656.

Roland R. Eppley, Jr. - Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (financial services)(1971-
1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Age: 69. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

Ann Maynard Gray - Trustee; Former President, Diversified Publishing and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Age: 56. Address: 1262 Rockrimmon Road, Stamford, CT 06903.

Matthew Healey - Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April of 2001. Age: 64. Address Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436.

Fergus Reid, III - Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September of 1985; Trustee, Morgan Stanley Funds. Age: 69. Address: 202 June Road, Stamford, CT 06903.

James J. Schonbachler - Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Age: 59. Address: 3711 Northwind Court, Jupiter, FL 33477.


Leonard M. Spalding, Jr.* - Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; and formerly Chief Investment Executive of The Chase Manhattan Private Bank (investment management). Age: 66. Address: 2025 Lincoln Park Road, Springfield, KY 40069.


H. Richard Vartabedian - Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 66. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.


         The Trustees decide upon general policies and are responsible for overseeing the Master Portfolio's business affairs. The Board of Trustees of the Master Portfolio presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. As of the date of this SAI, the Audit Committee met on three occasions during the fiscal year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to determine the fair value of the Master Portfolio's securities as necessary. The members of the Investment Committee are Messrs.

Spalding (Chairman), Vartabedian, Healey and Ms. Gray. The function of the Investment Committee is to oversee JPMFAM's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. There has been no meeting to date of the Investment Committee nor the Governance Committee.

         Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Master Portfolio and Funds in the JPMorgan Fund Complex.. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the Master Portfolio and the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the Master Portfolio and the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the Master Portfolio and the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the Master Portfolio and the JPMorgan Fund Complex.

         Trustee compensation expenses paid by the Master Portfolio for the calendar year ended December 31, 2001 are set forth below.

                                                                Pension or            Total
                                        Aggregate Trustee       Retirement            Compensation
                                        Compensation by the     Benefits Accrued      Paid From
                                        Master Portfolio        by the                "Fund
                                        During 2001             "Fund Complex"<F1>    Complex"<F2>
William J. Armstrong, Trustee

                                        $1,305                  $30,616               $106,500

Roland R. Eppley, Jr., Trustee

                                        $1,321                  $44,137               $107,500

Ann Maynard Gray, Trustee

                                        $420                    NA                    $100,000
Matthew Healey, Trustee<F3>
                                        $560                    NA                    $116,665

Fergus Reid, III, Chairman

                                        $3,018                  $85,527               $240,415
James J. Schonbachler, Trustee          $420                    NA                    $100,000
Leonard M. Spalding, Jr.,
Trustee*                                $63                     $27,891               $102,000
H. Richard Vartabedian, Trustee         $1,928                  $66,879               $153,865


<F1>
On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.
<F2>
A Fund Complex means two or more  investment  companies that hold themselves out to investors as related  companies  for purposes of  investment  and  investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.  The JPMorgan Fund Complex for which the Trustees  serve  includes 10 investment companies.
<F3>
Pierpont Group, Inc. which provided services to the former J.P. Morgan Family of
Funds,  paid Mr.  Healey,  in his role as  Chairman  of  Pierpont  Group,  Inc., compensation  in the  amount  of  $200,000,  contributed  $25,500  to a  defined contribution  plan on his behalf and paid $18,400 in insurance  premiums for his benefit.


     The Board of Trustees of the Master Portfolio met six times during the 2001 calendar year, and each of the Trustees attended at least 75% of the meetings of the Board and any committee on which he or she serves.


     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the Master Portfolio, JPMorgan, Chase or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as selected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

                                    Officers

     The Master Portfolio's executive officers (listed below), other than the officers who are employees of JPMFAM or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Master Portfolio has no employees.

     The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

     George Gatch; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

     David Wezdenko; Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

     Sharon Weinberg; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

     Michael Moran; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Morgan is Chief Financial Office of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the investment Management and Middle Market business at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

     Stephen Ungerman; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.


     Judy R. Bartlett; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

     Joseph J. Bertini; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.


     Paul M. DeRusso; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

     Lai Ming Fung; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

     Mary Squires; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase Complex (or its predecessor). Her date of birth is January 8, 1955.

     Nimish S. Bhatt; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus Ohio 43219. His date of birth is June 6, 1963.

     Arthur A. Jensen; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

     Martin R. Dean; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manger, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 27, 1963.

     Alaina Metz; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management, L.P. Her address is 3435 Stelzer Road, Columbus, Ohio 43219. Her date of birth is April 7, 1967.

     Lisa Hurley; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, New York 10016. Her date of birth is May 29, 1955.


Investment Adviser of Master
Portfolio

         JPMFAM is located at 522 Fifth Avenue, New York, NY 10036, and serves as the investment adviser of the Master Portfolio pursuant to an investment advisory agreement, dated May 6, 1996. JPMFAM is a wholly owned subsidiary of J.P. Morgan Chase & Co. Inc.

         Subject to policies of the Board of Trustees, JPMFAM makes investment decisions for the Master Portfolio. JPMFAM also provides the Master Portfolio with such investment advice and supervision as it deems necessary for the proper supervision of the portfolio's investments. JPMFAM provides investment programs and determines what securities shall be purchased, sold or exchanged and what portion the Master Portfolio's assets shall be held uninvested.

         JPMFAM furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Master Portfolio. The advisory agreement for the Master Portfolio will continue in effect from year to year if approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of Master Portfolio and, by a majority of the Trustees who are not parties to the contract or interested persons of any such party.

         The advisory agreement is terminable without penalty by the Master Portfolio. No penalty will apply if the Master Portfolio provides not more than 60 days, nor less than 30 days, written notice authorized either by a majority vote of the investors or a vote of a majority of the Board of Trustees. The agreement is also terminable without penalty by JPMFAM. No penalty will apply if JPMFAM provides not more than 60 days, nor less than 30 days, written notice. The agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreement provides that JPMFAM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission. This limitation will not apply for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

         Under the Advisory Agreement, JPMFAM may utilize the specialized portfolio skills of all its various affiliates, thereby providing greater opportunities and flexibility in accessing investment expertise.


Principal Underwriter

         The Fund has entered into a principal underwriting agreement with One Orchard, 8515 East Orchard Road, Greenwood Village, Colorado 80111, an affiliate of the Fund. One Orchard is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal underwriting agreement calls for One Orchard to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Fund, which are continuously offered at net asset value.


Advisory Fees of Master Portfolio

         In consideration of the services provided by JPMFAM pursuant to the advisory agreement with the Master Portfolio, JPMFAM will receive an investment advisory fee computed and paid monthly based on an annual rate equal to 0.40% of the average daily net assets. However, JPMFAM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.


         Effective December 31, 2001, the Board of Trustees of the Master Portfolio voted to change its fiscal year end from October 31 to December 31. For the fiscal years ended October 31, 1999, 2000, and 2001, and for the period from November 1, 2001 to December 31, 2001, JPMFAM earned the following investment advisory fees with respect to the Master Portfolio and voluntarily waived the amounts set forth below with respect to each such period:



                                      Earned                              Waived
------------------------------------- ----------------------------------- -----------------------------------

1999                                  $11,409                             $0

------------------------------------- ----------------------------------- -----------------------------------

2000                                  $9,573                              $0

------------------------------------- ----------------------------------- -----------------------------------

2001                                  $7,466                              $0

------------------------------------- ----------------------------------- -----------------------------------

November 1, 2001 to December 31,      $1,060                              $0
2001

------------------------------------- ----------------------------------- -----------------------------------


         In consideration of the services JPMorgan Chase Bank ("JPMorgan Chase") provides pursuant to an administration agreement, JPMorgan Chase receives a fee computed and paid monthly at an annual rate equal to 0.05% of the average daily net assets. JPMorgan Chase may voluntarily waive a portion of the fees payable to it with respect to the Master Portfolio on a month-to-month basis.


         For the fiscal years ended October 31, 1999, 2000, and 2001, and the period from November 1, 2001 to December 31, 2001, JPMorgan Chase earned the following administration fees with respect to the Master Portfolio and voluntarily waived the amounts set forth below with respect to each such period:


------------------------------------- ----------------------------------- -----------------------------------
                                      Earned                              Waived
------------------------------------- ----------------------------------- -----------------------------------

1999                                  $1,426                              $0

------------------------------------- ----------------------------------- -----------------------------------

2000                                  $1,197                              $0

------------------------------------- ----------------------------------- -----------------------------------

2001                                  $933                                $0

------------------------------------- ----------------------------------- -----------------------------------

November 1, 2001 to December 31,      $133                                $0
2001

------------------------------------- ----------------------------------- -----------------------------------


Portfolio Transactions and Brokerage Allocation

         Because the Portfolio invests all of its assets in the Master Portfolio, the information listed below on portfolio transactions and brokerage allocation is based upon the actions of the Master Portfolio. Specific decisions to purchase or sell securities for the Master Portfolio are made by a portfolio manager who is an employee of JPMFAM and who is appointed and supervised by senior officers of JPMFAM. Changes in the Master Portfolio's investments are reviewed by the Board of Trustees of the Master Portfolio. The portfolio managers may serve other clients of the advisers in a similar capacity.

         The frequency of the Master Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. The Master Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. The Master Portfolio applies this policy with respect to both the equity and debt portions of its portfolio.


         The portfolio turnover rates for the Master Portfolio for the fiscal years ended October 31, 2000, and 2001 were 30%, and 12%, respectively. For the period from November 1, 2001 to December 31, 2001, the turnover rate was 0%. Effective December 31, 2001, the Board of Trustees of the Master Portfolio voted to change its fiscal year end from October 31 to December 31.


         Under the advisory agreement and the sub-advisory agreement, JPMFAM uses its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Master Portfolio. In assessing the best overall terms available for any transaction, JPMFAM considers all factors its deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to JPMFAM, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Master Portfolio's adviser and sub-adviser are not required to obtain the lowest commission or the best net price for the Master Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to the Master Portfolio relative to other accounts they manage or otherwise materially adverse to such other accounts.

         Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Master Portfolio's adviser or sub-adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to JPMFAM on the tender of the Master Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Master Portfolio by JPMFAM. At present, no other recapture arrangements are in effect.

         Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, JPMFAM may cause the Master Portfolio to pay a broker-dealer which provides brokerage and research services to JPMFAM, the Master Portfolio and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Master Portfolio in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Master Portfolio. JPMFAM reports to the Board of Trustees regarding overall commissions paid by the Master Portfolio and their reasonableness in relation to the benefits to the Master Portfolio. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         The management fees that the Master Portfolio pays to JPMFAM will not be reduced as a consequence of JPMFAM's receipt of brokerage and research services. To the extent the Master Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Master Portfolio will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to JPMFAM in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to JPMFAM in carrying out its obligations to the Master Portfolio. While such services are not expected to reduce the expenses of JPMFAM, JPMFAM would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through their own staffs.

         In certain instances, there may be securities that are suitable for one or more of the Master Portfolio as well as one or more of JPMFAM's other clients. Investment decisions for the Master Portfolio and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Master Portfolio are concerned. However, it is believed that the ability of the Master Portfolio to participate in volume transactions will generally produce better executions for the Master Portfolio.

         No portfolio transactions are executed with JPMFAM or a Master Portfolio shareholder servicing agent, or with any affiliate of JPMFAM or a Master Portfolio shareholder servicing agent, acting either as principal or as broker.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares. The prospectus describes how shares of the Portfolio may be purchased and redeemed. That disclosure is incorporated by reference into this SAI. Please read the prospectus carefully.

Pricing of Shares. The net asset value of the Portfolio is determined in the manner described in the prospectus. The Portfolio invests all of its assets in the Master Portfolio which values its shares as also described in the prospectus.

INVESTMENT PERFORMANCE

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of the Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1+T) to the power of n = ERV

         Where:   P      =    a hypothetical initial payment of $1,000

                  T      =    average annual total return

                  n      =    number of years

                  ERV    =    ending redeemable value of the hypothetical $1,000
                              initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that all dividends and distributions made by the Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of the Portfolio, or of a hypothetical investment in the Portfolio, over any period up to the lifetime of the Portfolio. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

         The Portfolio's average annual total return quotations and yield quotations as they may appear in the prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

         The Portfolio may also publish its distribution rate and/or its effective distribution rate. The Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Portfolio's yield is calculated using a standardized formula. The income component of the formula is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis). The distribution rate on the other hand is based on the Portfolio's last monthly distribution. The Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

         Other data that may be advertised or published about the Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of the Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

         2[( a - b + 1 ) to the power of 6 - 1 ]
             -----
             (cd)

         Where:   a =  net investment income earned during the period

                  b =  net expenses accrued for the period

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the maximum offering price per share on the last day of the period

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in the Portfolio over the time period covered. In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if the Portfolio has not been in existence for at least ten years.

FORMULA:  P(1+T) to the power of N = ERV

WHERE:       T =   Average annual total return

             N = The number of years including portions of years where applicable for which the performance is being measured

             ERV = Ending redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

             P = Opening redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

             T =   [(ERV/P) to the power of 1/N]-1

Performance Comparisons

         Performance information contained in reports to shareholders, advertisement, and other promotional materials may be compared to that of various unmanaged indices. These indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating expenses.


         Advertisements quoting performance rankings of the Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the Portfolio's historical performance, may form time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or any other media on behalf of the Portfolio.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The following is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

     The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Portfolio will seek to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As an RIC, the Portfolio will not be subject federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. The Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to a Portfolio's principal business of investing in stock and securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). The Portfolio is also subject to certain investment diversification requirements.

     Certain debt securities purchased by the Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not the Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

     In addition, the Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Portfolio purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date or more than six months from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Portfolio elects for all its debt securities having a fixed maturity date or more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless the Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than six months from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period the Portfolio held the security. The Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Portfolio makes the election to include market discount in income currently).

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Portfolio. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

     If the Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. The Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and proposed and temporary U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

     If the Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on December 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     U.S. Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital for any taxable year, to treat any capital loss incurred after December 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may: (I) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year; and (ii) exclude foreign currency gains and losses incurred after December 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Portfolio intends to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.





                                OTHER INFORMATION

Voting Rights

         The shares of the Portfolio have no preemptive or conversion rights. Voting and dividends rights, the right or redemption, and exchange privileges are described in the prospectus. Shares are fully paid and nonassessable. The Fund or any portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio (as defined under the 1940
Act). If not so terminated, the Fund or the Portfolio will continue indefinitely.

         Shareholders of the Portfolio are entitled to one vote for each share owned and fractional votes for fractional shares owned.

         Pursuant to current interpretations of the 1940 Act, insurance companies that invest in the Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

         Each investor in the Master Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Master Portfolio. On most issues subjected to a vote of investors, as required by the 1940 Act and other applicable law, the Portfolio will solicit proxies from its shareholders and will vote its interest in the Master Portfolio in proportion to the votes cast by the Portfolio's shareholders. Pursuant to current interpretations of the 1940 Act, insurance companies who are shareholders of the Portfolio will solicit voting instructions from owners of contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of Portfolio shareholders. If there are other investors in the Master Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Portfolio shareholders will receive a majority of votes cast by all Master Portfolio shareholders. If other investors hold a majority interest in the Master Portfolio, they could have voting control of the Master Portfolio.


Custodian

         The Bank of New York, One Wall Street, New York, New York 10286, is the custodian of the Portfolio's assets. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. However, the Portfolio, through the Master Portfolio, may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

        Fees paid by GW Capital to the Bank of New York for the period 1999-2001 for custodial services in connection with the Portfolio are as follows:

---------------- ------------------------
Year
---------------- ------------------------
---------------- ------------------------
1999             $ 3,242
---------------- ------------------------
---------------- ------------------------
2000             $ 4,735
---------------- ------------------------
---------------- ------------------------
2001             $ 3,230


Transfer and Dividend Paying Agent

     Financial Administrative Services Corporation ("FASCorp"), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund's transfer agent and dividend paying agent. FASCorp is an affiliate of the Fund and charges no fee for its services



Independent Auditors

         Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund's independent auditors. Deloitte & Touche LLP audits the financial statements for the Fund and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS


         The Portfolio's audited financial statements as of October 31, 2001, together with the notes thereto and the report of Deloitte & Touche LLP, and the Portfolio's audited financial statements for the period from November 1, 2001 to December 31, 2001, are incorporated by reference to the Portfolio's Annual Report on Form N-30D filed via EDGAR on March 1, 2002.

                                   APPENDIX A

Corporate Bond Ratings by Moody's Investors Service, Inc.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Corporate Bonds Ratings by Standard & Poor's Corporation

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

         BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings by Moody's Investors Service, Inc.

         Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

         Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

         A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

         A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

         A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

         A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                   APPENDIX B

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government are guaranteed by the U.S. Government.

FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

FHA Debentures--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

Student Loan Marketing Association ("Sallie Mae") Notes and bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                     PART C

                                OTHER INFORMATION

Item 22.          Financial Statements

                  The financial statements are incorporated by reference to Registrant's Annual Report filed pursuant to CFR ss. 270.30b2-1 via EDGAR on March 1, 2002.


Item 23.          Exhibits

                  Item (a) - Articles of Incorporation of the Fund, as amended, are filed herewith and incorporated by reference to Registrant's Post-Effective Amendment No. 67 filed via EDGAR on February 28, 2000, Registrant's Post-Effective Amendment No. 72 filed via EDGAR on April 27, 2001, and Registrant's Post-Effective Amendment No. 73 filed via EDGAR on December 31, 2001.

                  Item (b) - Bylaws of the Fund, as amended, are incorporated by reference to Registrant's Post Effective Amendment No. 67 filed via EDGAR on February 28, 2000.

                  Items (f), (k), (l), (m), (n) and (o) are not applicable.

                  Item (c) - Instruments Defining Rights of Security
                  Holders, is incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed via EDGAR on February 28, 2000.

                  Item (d) - The Investment Advisory Agreement for the Fund, including all amendments thereto, is incorporated by reference to Registrant's Post Effective Amendment No. 64 to its Registration Statement filed via EDGAR on July 22, 1999.

                  Item (e) - Principal Underwriting Agreement, is incorporated by reference to Registrant's Post Effective Amendment No. 64 to its Registration Statement filed via EDGAR on July 22, 1999.

                  Item (g) - Custodian Agreement, is incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed via EDGAR on April 27, 2001.

                  Item (h)(1) - Transfer Agent Agreement, is incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed via EDGAR on April 27, 2001.

                  Item (h)(2) Securities Lending Agreement, is filed herewith.

                  Item (i) - Legal Opinion of Helliwell, Melrose & DeWolf, P.A., is incorporated by reference to Registrant's Post Effective Amendment No. 67 filed via EDGAR on February 28, 2000.

                  Item (j)(1) - Written Consent of Deloitte & Touche LLP, Independent Auditors for the Fund, is filed herewith.

                  Item (j)(2) - Powers of Attorney for the Growth & Income Portfolio are incorporated by reference to Registrant's Post-Effective Amendment No. 73 filed via EDGAR on December 31, 2001. Powers of attorney for the Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 52 filed via EDGAR on June 25, 1997.

                  Item (p) - Codes of Ethics of the Fund; One Orchard Equities Inc.; GW Capital Management, LLC; Growth & Income Portfolio; JPMFAM, the investment adviser to the Growth & Income Portfolio; and BISYS Fund Services, the principal underwriter to the Growth & Income Portfolio; are incorporated by reference to Registrant's Post-Effective Amendment No. 73 filed via EDGAR on December 31, 2001.


Item 24. Persons Controlled by or under Common Control with Registrant.

                  See Organizational Chart Page C-3.

Item 25. Indemnification.

Item 4, Part II of Registrant's Pre-Effective Amendment No. 1 to its Registration Statement is herein incorporated by reference.


                              ORGANIZATIONAL CHART

(State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
  100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
      100.0%  - 171263 Canada Inc. (Canada) - Holding Company
          67.4%  - Power Financial Corporation (Canada) - Holding Company
            54.04% - Investors Group Inc. (Canada) - Investment Company
                     100.0% - Investors Group Trustco Inc. (Canada) - Holding Corporation
                         100.0% - I.G. Investment Management, Ltd. (Canada) - Investment Management Corporation
                  100.0% - Mackenzie Financial Corporation (Ontario) - Investment Management and Wholesale
                  Distribution
                  Corporation)
                  100.0% - Mackenzie Investment Management Inc. (Delaware) - Investment Management Corporation
                           100.0% - Ivy Management, Inc. (Massachusetts) - Investment Adviser
                           100.0% - Ivy Management Distributors Inc. (Florida) - Securities Broker/Dealer
                           100.0% - Ivy Mackenzie Services Corp. (Florida) - Transfer Agent
            81.03%  - Great-West Lifeco Inc. (Canada) - Holding Company
               100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                  100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                      100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                        100.0%  - Great-West Life & Annuity Capital I (Delaware) - Business Trust
                        100.0%  - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance Company
                                100.0% - First Great-West Life & Annuity Insurance Company (New York) - Life and Health Insurance
                                         Company
                                100.0% - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                100.0% - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance Company
                                         100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                                100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                100.0% - BenefitsCorp Equities, Inc. (Delaware) - Securities Broker/Dealer
                                100.0% - BCC Corp of Wyoming, Inc. (Wyoming) - Insurance Agency
                                100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party Administrator
                                         100.0%  - NPC Securities, Inc. (California) - Securities Broker/Dealer
                                         100.0%  - Deferred Comp of Michigan, Inc. (Michigan) - Third Party Administrator
                                         100.0%  - National Plan Coordinators of Washington, Inc. (Washington) - Third Party
                                                   Administrator
                                         100.0%  - National Plan Coordinators of Ohio, Inc. (Ohio) - Third Party Administrator
                                         100.0%  - Renco, Inc. (Delaware) - Third Party Administrator
                                         100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc. (Massachusetts) - Insurance
                                                   Agency
                                100.0% - One Benefits, Inc. (Colorado) - Holding Company
                                         100.0% - One Health Plan of Alaska, Inc. (Alaska) - Preferred Provider Organization
                                         100.0% - One Health Plan of Arizona, Inc. (Arizona) - Health Maintenance Organization
                                         100.0% - One of Arizona, Inc. (Arizona) - Preferred Provider Organization
                                         100.0% - One Health Plan of California, Inc. (California) - Health Maintenance Organization
                                         100.0% - One Health Plan of Colorado, Inc. (Colorado) - Health Maintenance Organization
                                         100.0% - One Health Plan of Florida, Inc. (Florida) - Health Maintenance Organization
                                         100.0% - One Health Plan of Georgia, Inc. (Georgia) - Health Maintenance Organization
                                         100.0% - One Health Plan of Illinois, Inc. (Illinois) - Health Maintenance Organization
                                         100.0% - One Health Plan of Indiana, Inc. (Indiana) - Health Maintenance Organization
                                         100.0% - One Health Plan of Kansas/Missouri, Inc. (Kansas) - Health Maintenance
                                                  Organization
                                         100.0% - One Health Plan of Maine, Inc. (Maine) - Preferred Provider Organization
                                         100.0% - One Health Plan of Massachusetts, Inc. (Massachusetts) - Health Maintenance
                                                  Organization
                                         100.0% - One Health Plan of Michigan, Inc. (Michigan) - Preferred Provider Organization
                                         100.0% - One Health Plan of Minnesota, Inc. (Minnesota) - Preferred Provider Organization
                                         100.0% - One Health Plan of Nevada, Inc. (Nevada) - Preferred Provider Organization
                                         100.0% - One Health Plan of New Hampshire, Inc. (New Hampshire) - Preferred Provider
                                                  Organization
                                         100.0% - One Health Plan of New Jersey, Inc. (New Jersey) - Health Maintenance
                                                  Organization
                                         100.0% - One Health Plan of New York, Inc. (New York) - Preferred Provider Organization
                                         100.0% - One Health Plan of North Carolina, Inc. (North Carolina) - Health Maintenance
                                                  Organization
                                         100.0% - One Health Plan of Ohio, Inc. (Ohio) - Health Maintenance Organization
                                         100.0% - One Health Plan of Oregon, Inc. (Oregon) - Health Maintenance Organization
                                         100.0% - One Health Plan of Pennsylvania, Inc. (Pennsylvania) - Health Maintenance
                                                  Organization
                                         100.0% - One Health Plan of South Carolina, Inc. (South Carolina) - Preferred Provider
                                                  Organization
                                         100.0% - One Health Plan of Tennessee, Inc. (Tennessee) - Health Maintenance Organization
                                         100.0% - One Health Plan of Texas, Inc. (Texas) - Health Maintenance Organization
                                         100.0% - One Health Plan, Inc. (Vermont) - Preferred Provider Organization
                                         100.0% - One Health Plan of Virginia, Inc. (Virginia) - Preferred Provider Organization
                                         100.0% - One Health Plan of Washington, Inc. (Washington) - Health Maintenance Organization
                                         100.0% - One Health Plan of Wisconsin, Inc. (Wisconsin) - Preferred Provider Organization
                                         100.0% - One Health Plan of Wyoming, Inc. (Wyoming) - Preferred Provider Organization
                                         100.0% - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                                100.0% - Financial Administrative Services Corporation (Colorado) - Third Party Administrator
                                100.0% - GWL Properties, Inc. (Colorado) - Real Property Corporation
                                50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                                100.0% - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                                 92.1% - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                100.0% - GW Capital Management, LLC (Colorado) - Investment Adviser
                                         100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                         100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                                 86.8% - Orchard Series Fund (Delaware) - Investment Company
                                100.0% - Orchard Trust Company (Colorado) - Trust Company


Item 26. Business and Other Connections of Investment Adviser.

         Registrant's investment adviser, GW Capital Management, LLC ("GW Capital Management"), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), which is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. GW Capital Management provides investment advisory services to various unregistered separate accounts of GWL&A, Great-West Variable Annuity Account A, the Orchard Series Fund and the Maxim Series Fund, Inc., which are registered investment companies. The managers and officers of GW Capital Management have held, during the past two fiscal years, the following positions of a substantial nature:

Name                        Position(s)
----                        -----------
S. Mark Corbett                     Manager and Vice  President,  GW Capital  Management;  Senior  Vice  President,
                                    Investments,  GWL&A,  The  Great-West  Life Assurance  Company  ("Great-West"),
                                    First  Great-West  Life & Annuity  Insurance  Company  ("First GWL&A") and Alta
                                    Health & Life Insurance Company ("AH&L");  Manager, Orchard Capital Management,
                                    LLC.

Mitchell T.G. Graye                 Manager and  Chairman,  GW Capital  Management;  Executive  Vice  President and
                                    Chief Financial  Officer of GWL&A,  GWL&A Financial Inc., First GWL&A and AH&L;
                                    Executive  Vice   President  and  Chief   Financial   Officer,   United  States
                                    Operations,  Great-West;  Executive Vice President and Chief Operating Officer,
                                    One Corporation;  Trustee,  Orchard Series Fund;  Committee Member,  Great-West
                                    Variable Annuity Account A, Manager, Orchard Capital Management, LLC.

Wayne Hoffmann                      Manager and Vice  President,  GW Capital  Management;  Senior  Vice  President,
                                    Investments,  GWL&A, Great-West, First GWL&A and AH&L; Manager, Orchard Capital
                                    Management, LLC.

D.L. Wooden                         Manager, GW Capital Management;  Executive Vice President,  Financial Services,
                                    GWL&A,  Great-West  and First GWL&A;  Director,  Chairman,  President and Chief
                                    Executive  Officer,  Orchard Trust Company;  Director,  Chairman and President,
                                    Financial  Administrative Services Corporation,  Director,  BenefitsCorp,  Inc.
                                    and Manager, Orchard Capital Management, LLC

Graham McDonald                     Treasurer, GW Capital Management;  Treasurer,  Maxim Series Fund, Inc., Orchard
                                    Series  Fund,  Great-West  Variable  Annuity  Account  A  and  Orchard  Capital
                                    Management,  LLC; Vice President,  Corporate Finance and Investment Operations,
                                    GWL&A ; President,  Great-West Benefit Services, Inc. and Greenwood Investments,
                                    LLC.

Beverly A. Byrne                    Secretary,  GW  Capital  Management;  Vice  President,  Counsel  and  Associate
                                    Secretary,  GWL&A ;  Vice  President and Counsel,  Great-West  and Orchard Trust
                                    Company;  Vice  President,  Counsel  and  Secretary,  Financial  Administrative
                                    Services  Corporation;  Secretary,  Orchard Capital  Management,  LLC,  Advised
                                    Assets Group, Inc., One Orchard Equities,  Inc.,  Greenwood  Investments,  LLC,
                                    BenefitsCorp  Equities,  Inc.,  Great-West  Variable  Annuity  Account A, Maxim
                                    Series Fund, Inc., Orchard Series Fund and BenefitsCorp, Inc..



Item 27.  Principal Underwriter

          (a)     Orchard Series Fund

          (b) The principal business address of the directors and officers of One Orchard named below is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

                                        Positions and Offices               Positions and Offices
         Name                           with One Orchard                    with Registrant
         -----                          ---------------------               ---------------------
         Steve Miller                   Director and President              None
         Michael J. O'Brien             Director                            None
         Steve Quenville                Director                            None
         Mark Hackl                     Director and Vice President         None
         Glen R. Derback                Treasurer                           Controller
         Beverly A. Byrne               Secretary                           Secretary
         Scott Taylor                   Compliance Officer                  None


         (c)     Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111 and GW Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifes that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused Post-Effective Amendment No. 74 to the Registration Statement to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on the 1st day of March, 2002.

                             MAXIM SERIES FUND, INC.
                                  (Registrant)


                                            By: /s/ W.T. McCallum
                                                --------------------------
                                                President (W.T.McCallum)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 74 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature and Title                                         Date


         /s/ W.T. McCallum                                  March 1, 2002
-------------------------------------
Chairman and Director (W.T. McCallum)


         /s/ R. Jennings*                                   March 1, 2002
-------------------------------------
Director  (R. Jennings)


         /s/ R.P. Koeppe*                                   March 1, 2002
-------------------------------------
Director (R.P. Koeppe)


         /s/ M.T.G. Graye                                   March 1, 2002
-------------------------------------
Director (M.T.G. Graye)


         /s/ S. Zisman*                                     March 1, 2002
-------------------------------------
Director (S. Zisman)


         /s/ G. McDonald                                    March 1, 2002
-------------------------------------
Treasurer  (G. McDonald)


*By:     /s/ B.A. Byrne
     --------------------------------
         B.A. Byrne

         Attorney-in-fact pursuant to Powers of Attorney filed under Post-Effective Amendment No. 52 to this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Growth and Income Portfolio has duly caused this Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of Maxim Series Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of February, 2002.

                                                     GROWTH AND INCOME PORTFOLIO


By:  /s/ George Gatch                                /s/ David Wezdenko
     George Gatch, President                         David Wezdenko, Treasurer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of Maxim Series Fund, Inc. has been signed below by the following persons in the capacities indicated on February 28th, 2002.


/s/ Fergus Reid, III*
------------------------------------
Fergus Reid, III
Trustee and Chairman

/s/ William J. Armstrong*
------------------------------------
William J. Armstrong
Trustee

/s/ Roland R. Eppley, Jr.*
------------------------------------
Roland R. Eppley, Jr.
Trustee

/s/ Ann Maynard Gray*
------------------------------------
Ann Maynard Gray
Trustee

/s/ Matthew Healey*
------------------------------------
Matthew Healey
Trustee

/s/ James J. Schonbachler*
------------------------------------
James J. Schonbachler
Trustee

/s/ Leonard M. Spalding, Jr.*
------------------------------------
Leonard M. Spalding, Jr.
Trustee

/s/ H. Richard Vartabedian*
------------------------------------
H. Richard Vartabedian
Trustee



*By: /s/David Wezdenko
------------------------------------
         David Wezdenko
         Attorney-in- Fact

*Pursuant to power of attorney filed under Post-Effective Amendment No. 73 to this Registration Statement.

                                  Exhibit 23(a)

                             ARTICLES SUPPLEMENTARY
                             MAXIM SERIES FUND, INC.


         WHEREAS, on September 17, 2001, the Maxim Series Fund Board of Directors, pursuant to authority contained in the Articles of Incorporation, unanimously approved by written consent an amendment to the Articles of Incorporation whereby 200,000,000 shares of fully paid and non-assessable shares be allocated to the following class of common stock: Maxim Money Market Common Stock with a par value of Ten cents ($.10) for each thereof;

         WHEREAS, on September 17, 2001, the Maxim Series Fund Board of Directors, pursuant to authority contained in the Articles of Incorporation, unanimously approved by written consent an amendment to the Articles of Incorporation whereby 30 million shares of common stock previously classified as Maxim Short-Term Maturity Bond Common Stock be reclassified as Maxim Moderately Aggressive Profile I Common Stock;

         WHEREAS, on September 17, 2001, the Maxim Series Fund Board of Directors, pursuant to authority contained in the Articles of Incorporation, unanimously approved by written consent an amendment to the Articles of Incorporation whereby 20 million shares of common stock previously classified as Maxim INVESCO ADR Common Stock be reclassified as Maxim INVESCO Balanced Common Stock;

         WHEREAS, on September 17, 2001, the Maxim Series Fund Board of Directors, pursuant to authority contained in the Articles of Incorporation, unanimously approved by written consent an amendment to the Articles of Incorporation whereby 20 million shares of common stock previously classified as Maxim Ariel MidCap Value Common Stock be reclassified as Maxim T. Rowe Price MidCap Growth Common Stock;

         NOW, THEREFORE, the Corporation, having its principal office in the City of Baltimore, in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

         SECOND: Pursuant to the authority contained in Article V of the Articles of Incorporation, the Board of Directors of the Corporation, hereby allocates Two Hundred Million (200,000,000) of the Corporation's common stock to Maxim Money Market Common Stock with a par value of Ten cents ($.10) for each thereof;

         THIRD: Pursuant to the authority contained in Article V of the Articles of Incorporation, the Board of Directors of the Corporation, hereby reclassifies Thirty Million (30,000,000) of the Corporation's common stock previously classified as Maxim Short-Term Maturity Bond Common Stock, to be reclassified as Maxim Moderately Aggressive Profile I Common Stock;

         FOURTH: Pursuant to the authority contained in Article V of the Articles of Incorporation, the Board of Directors of the Corporation, hereby reclassifies Twenty Million (20,000,000) of the Corporation's common stock previously classified as Maxim INVESCO ADR Common Stock, to be reclassified as Maxim INVESCO Balanced Common Stock;

         FIFTH: Pursuant to the authority contained in Article V of the Articles of Incorporation, the Board of Directors of the Corporation, hereby reclassifies Twenty Million (20,000,000) of the Corporation's common stock previously classified as Maxim Ariel MidCap Value Common Stock, to be reclassified as Maxim
T. Rowe Price MidCap Growth Common Stock.

         IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this 16th day of October, 2001, and the undersigned officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.



ATTEST:                                    MAXIM SERIES FUND, INC.

/s/ Beverly A. Byrne                       /s/ William T. McCallum
Title:  Secretary                          Title:  Chairman and President

                               ARTICLES SUPPLEMENTARY
                               MAXIM SERIES FUND, INC.

     WHEREAS, Maxim Series Fund, Inc., a Maryland Corporation, is registered as an open-end investment company under the Investment Company Act of 1940; and

     WHEREAS, as an open-end investment company, Maxim Series Fund, Inc., has authorized and classified shares to be offered through different investment portfolios; and

     WHEREAS, each different investment portfolio has a different name; and

     WHEREAS, on February 5, 2002, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, approved an amendment to the Articles of Incorporation renaming certain of its portfolios effective March 1, 2002.

     NOW, THEREFORE, the Maxim Series Fund, Inc., hereby certifies to the State of Maryland Department of Assessments and Taxation that on February 5, 2002, the Maxim Series Fund Board of Directors, pursuant to the authority contained in its Articles of Incorporation approved the amendment to the Articles of Incorporation renaming certain of its portfolios from their current portfolio names effective March 1, 2002, as follows:

CURRENT PORTFOLIO NAME              NEW PORTFOLIO NAME

Maxim Short-Term Maturity Bond              Maxim Short Duration Bond Portfolio
Portfolio
Maxim Loomis Sayles Corporate               Maxim Loomis Sayles Bond Portfolio
Bond Portfolio

     IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this 21st day of February, 2002, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.


ATTEST:                                     MAXIM SERIES FUND, INC.



/s/Beverly A. Byrne                         /s/William T. McCallum
Title:  Secretary                           Title:  Chairman and President



                                Exhibit 23(j)(1)



INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Post-Effective Amendment No. 74 to Registration Statement No. 2-75503 of Maxim JPMorgan Growth & Income Portfolio of the Maxim Series Fund, Inc. (the "Portfolio") on Form N-1A of our report dated February 22, 2002, appearing in the Annual Report to Shareholders of the Portfolio for the period from November 1, 2001 to December 31, 2001.

     We also consent to the reference to us under the headings "Financial Highlights" in the Prospectus and "Financial Statements" and "Independent Auditors" in the Statement of Additional Information, which are part of such Registration Statement.



/s/Deloitte & Touche LLP
Denver, Colorado
February 28, 2002

                                Exhibit 23(h)(2)

                    SECURITIES LENDING AGREEMENT AND GUARANTY


AGREEMENT, dated as of November 2, 2001, between each Investment Company listed on Exhibit A hereto, for itself and for each Series listed on Exhibit A hereto (each Investment Company and each Series hereinafter "Lender"), and The Bank of New York ("Bank").


ARTICLE 1 DEFINITIONS

Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below:

Section 1.1. "Act of Insolvency" shall mean, (i) the filing or presentation by a Borrower of a petition in bankruptcy or a petition seeking reorganization, arrangement, composition, re-adjustment, administration, dissolution, liquidation or similar relief under any present or future statute, law or regulation or the filing or presentation of any such petition against a Borrower which is not dismissed or stayed within 30 calendar days of its filing, (ii) the adjudication of a Borrower as bankrupt or insolvent, (iii) the seeking, consenting, or acquiescing to the appointment of a trustee, administrator, receiver or liquidator or analogous officer by a Borrower with respect to all or any material part of its property, (iv) the making of a general assignment for the benefit of, or entering into a reorganization, arrangement or composition with, creditors by a Borrower or a Borrower's admission in writing of its inability to pay its debts as they become due, or (v) the appointment of a receiver, administrator, liquidator or trustee or analogous officer over all or any material part of Borrower's property.

Section 1.2. "Account" shall mean the custodial account established and maintained by Bank on behalf of Lender for the safekeeping of Securities and monies received by Bank from time to time.

Section 1.3. "Approved Investment" shall mean any type of security, instrument, participation or interest in property in which Cash Collateral may be invested or reinvested, as more fully described on Schedule I hereto (which may be amended from time to time by execution of a revised Schedule I).

Section 1.4. "Authorized Person" shall mean any officer of Lender and any other person, whether or not any such person is an officer or employee of Lender, duly authorized by corporate resolutions of the Board of Directors of Lender to give Oral and/or Written Instructions on behalf of Lender, such persons to be designated in a Certificate which contains a specimen signature of such person.

Section 1.5. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering Government Securities (as defined herein), its successors and nominees.

Section 1.6. "Borrower" shall mean any entity named on a Certificate supplied by Lender to Bank (as such Certificate may be amended by Lender from time to time), other than any entity deleted from such Certificate by Bank.

Section 1.7. "Business Day" shall mean any day on which all of the following are open for business: (a) the Bank; (b) the Book-Entry System, and/or Clearing Organizations, as applicable for particular Loans and Approved Investments; and
(c) the principal exchanges or markets on which the Securities in question are traded.

Section 1.8. "Cash Collateral" shall mean either fed funds or New York Clearing House funds, as applicable for a particular Loan.

Section 1.9. "Certificate" shall mean any notice, instruction, schedule or other instrument in writing, authorized or required by this Agreement to be given to Bank, which is actually received by Bank and signed on behalf of Lender by an Authorized Person or a person reasonably believed by Bank to be an Authorized Person.

Section 1.10. "Clearing Organization" shall mean, with (a) respect to Non-U.S. Securities, (i) Euro-clear, CEDEL and any other depository or clearing agency (and their respective successors and nominees) for Non-U.S. Securities incorporated under the laws of a country other than the United States and authorized to act as a securities depository or clearing agency, and (ii) any other entity which provides for the clearance or settlement of transactions involving Non-U.S. Securities which is designated by the Bank as the institution for clearance or settlement of the transaction in loaned Non-U.S. Securities, and (b) with respect to Securities other than Non-U.S. Securities, Depository Trust Company, (ii) Participant's Trust Company, and (iii) any other securities depository or clearing agency (and their respective successors and nominees) registered with the Securities and Exchange Commission or otherwise authorized to act as a securities depository or clearing agency within the United States.

Section 1.11. "Collateral Requirement" shall mean with respect to Loans (a) 105% when the Loaned Securities are not denominated in U.S. dollars or (b) 102% when the Loaned Securities are denominated in U.S. dollars.

Section 1.12. "Collateral" shall mean Cash Collateral and Proceeds.

Section 1.13. "Collateral Account" shall mean an account established and maintained by Bank to hold Collateral, Approved Investments, and Proceeds.

Section 1.14. "Distributions" shall mean interest, dividends and other payments and distributions payable by Borrowers to Bank for the account of Lender pursuant to the Securities Borrowing Agreement with Bank in respect of Loaned Securities.

Section 1.15. "Government Security" shall mean book-entry Treasury securities (as defined in Subpart O of Treasury Department Circular No. 300, 31 C.F.R. 306) and any other securities issued or fully guaranteed by the United States government or any agency, instrumentality or establishment of the United States government.

Section 1.16. "Loan" shall mean a loan of Securities authorized pursuant to this Agreement.

Section 1.17. "Loaned Security" shall mean any Security which is subject to a Loan.

Section 1.18. "Market Value" shall mean (a) with respect to Government Securities, the price of such Securities as quoted by a nationally recognized pricing information service believed by Bank to be reliable at the time the determination of Market Value is made, plus accrued but unpaid interest, if any, on the particular Security, (b) with respect to Securities other than Non-U.S. Securities, the price of such Securities as quoted by a nationally recognized pricing information service believed by Bank to be reliable at the time such determination is made, plus, in each case, accrued but unpaid interest, if any, to the extent not included in the price as quoted, (c) with respect to Cash Collateral, its amount, (d) with respect to Non-U.S. Securities, an amount determined on the basis of the last (or latest available) sale price in the primary market in which they are traded or, in the absence of such price, such price as published in the latest edition of The Financial Times or other equivalent financial publication in the business center of the principal market for such securities.

Section 1.19. "Non-U.S. Government Securities" shall mean debt obligations issued and sold primarily outside the United States by the central government of any OECD country or any agency or instrumentality thereof.

Section 1.20. "Non-U.S. Security" shall include, without limitation, Non-U.S. Government Securities and securities issued and sold primarily outside the United States by a corporation or other entity incorporated or organized under the laws of any country, and any certificates, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein.

Section 1.21. "OECD" shall mean the Organization for Economic Cooperation and Development.

Section 1.22. "Oral Instructions" shall mean verbal instructions actually received by Bank from an Authorized Person or from a person reasonably believed by Bank to be an Authorized Person.

Section 1.23. "Proceeds" shall mean any interest, dividends and other payments and distributions received by Bank in respect of Collateral or Approved Investments.

Section 1.24. "Rebate" shall mean the amount payable by Lender to a Borrower in connection with Loans at any time collateralized by Cash Collateral.

Section 1.25. "Receipt" shall mean an advice or confirmation setting forth the terms of a particular Loan.

Section 1.26. "Securities Borrowing Agreement" shall mean the agreement pursuant to which the Bank lends Securities to Borrowers on behalf of its customers (including the Lender) from time to time, including with respect to loans of Non-U.S. Securities, the Overseas Security Borrowing Agreement and/or the Global Securities Borrowing Supplement.

Section 1.27. "Security" shall include Government Securities, Non-U.S. Securities, common stock and other equity securities, bonds, debentures, corporate debt securities, notes, mortgages or other obligations, and any certificates, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein.

Section 1.28. "Series" shall mean the separate portfolios of each Lender listed on Exhibit A hereto.

Section 1.29. "UCC" shall mean the Uniform Commercial Code as in effect in New York state on the date hereof.

Section 1.30. "Written Instructions" shall mean written communications actually received by Bank from an Authorized Person or from a person reasonably believed by Bank to be an Authorized Person by letter, memorandum, telegram, cable, telex, telecopy facsimile, computer, video (CRT) terminal or other on-line system, or any other method whereby Bank is able to verify with a reasonable degree of certainty the identity of the sender of such communications or the sender is required to provide a password or other identification code.


ARTICLE II APPOINTMENT OF BANK; SCOPE OF AGENCY AUTHORITY

Section 2.1. Appointment. Lender hereby appoints Bank as its agent to lend Securities in the Account to Borrowers from time to time, except Securities which Lender has advised Bank in a Certificate are (a) no longer subject to the representations set forth in Article III, sub-paragraph (d) hereof, or (b) not to be the subject of a Loan hereunder. Bank hereby accepts appointment as such agent, agrees to so act, and further agrees that Lender may deliver a Certificate described in the immediately preceding sentence in its discretion from time to time. Bank shall not make any Loans hereunder if the Market Value of the Loaned Securities subject to outstanding Loans hereunder exceeds 33% of the total assets of Lender, as specified in a Certificate delivered to Bank, or such other percentage as may be specified in a Certificate delivered to Bank, nor shall Bank make any additional Loans hereunder if as a result of such Loan the Market Value of all Loaned Securities hereunder would exceed 33% of the total assets of Lender, as specified in a Certificate delivered to Bank, or such other percentage as may be specified in a Certificate delivered to Bank.

Section 2.2. Securities Borrowing Agreement. Lender hereby acknowledges receipt of Bank's standard form(s) of Securities Borrowing Agreement and authorizes Bank to lend Securities in the Account to Borrowers pursuant to agreements substantially in the form thereof, provided Bank shall only receive Cash Collateral pursuant thereto, and provided further that Bank and Lender hereby agree that, when Bank makes a Loan, Lender is not representing to Bank or to Borrower that it has no present intention to sell the Loaned Securities. Bank is hereby authorized to negotiate with each Borrower the amount of Rebates payable in connection with particular Loans. Bank shall deliver to Lender a Receipt relating to each Loan.

Section 2.3. Loan Opportunities. Bank shall treat Lender equitably with other lenders of like circumstances in making lending opportunities available to it hereunder, taking into account the demand for specific securities, availability of securities, types of collateral, eligibility of borrowers, limitations on investments of cash collateral and such other factors as Bank deems appropriate. Bank shall nevertheless have the right to decline to make any Loans pursuant to any Securities Borrowing Agreement and to discontinue lending under any Securities Borrowing Agreement in its sole discretion and without notice to Lender.

Section 2.4. Use of Book-Entry System and Clearing Organizations. Lender hereby authorizes Bank on a continuous and on-going basis, to deposit in the Book-Entry System and the applicable Clearing Organizations all Securities eligible for deposit therein and to utilize the Book-Entry System and the applicable Clearing Organizations to the extent possible in connection with its receipt and delivery of Securities, Collateral, Approved Investments and monies under this Agreement. Where Securities, Collateral and Approved Investments eligible for deposit in the Book-Entry System or a Clearing Organization are transferred to Lender hereunder, Bank shall identify as belonging to Lender a quantity of securities in a fungible bulk of securities shown on Bank's account on the books of the Book-Entry System or the applicable Clearing Organization. Securities, Collateral and Approved Investments deposited in the Book-Entry System or a Clearing Organization will be represented in accounts which include only assets held by Bank for customers, including but not limited to accounts in which Bank acts in a fiduciary or agency capacity.


ARTICLE III REPRESENTATIONS AND WARRANTIES

Lender hereby represents and warrants to Bank, which representations and warranties shall be deemed to be continuing and to be reaffirmed on any day that a Loan is outstanding, that:

(a) This Agreement is, and each Loan entered into in accordance with this Agreement, and each investment or reinvestment of Cash Collateral by Bank in accordance with Section 4.2 of Article IV hereof, will be legally and validly entered into, does not, and will not, violate any statute, regulation, rule, order or judgment binding on Lender, or any provision of Lender's charter or by-laws, or any agreement binding on Lender or affecting its property, and is enforceable against Lender in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors' rights generally;

(b) The person executing this Agreement and all Authorized Persons acting on behalf of Lender has and have been duly and properly authorized to do so;

(c) If it is lending Securities as principal for its own account it will not transfer, assign or encumber its interest in, or rights with respect to, any Loans; and

(d) All Securities in the Account are free and clear of all liens, claims, security interests and encumbrances and no such Security has been sold. Lender shall promptly deliver to Bank a Certificate identifying any and all Securities which are no longer subject to the representations contained in this sub-paragraph (d).


ARTICLE IV SECURITIES LENDING TRANSACTIONS

Section 4.1. General Bank Responsibilities. Bank shall enter Loans pursuant to the Securities Borrowing Agreement and take all actions deemed necessary or appropriate in order to perform on Lender's behalf thereunder, including receiving Collateral having a Market Value of not less than the Collateral Requirement, collecting Distributions and demanding additional Collateral from the appropriate Borrowers when the Market Value of Collateral received by Bank from such Borrowers is less than the then current Market Value of all of the Loaned Securities. The Bank shall on each Business Day mark to market the value of all Loaned Securities and demand from the appropriate Borrowers additional Collateral when the Market Value of Collateral received by Bank from such Borrowers is less than the current Market Value of all Loaned Securities. Whenever Bank demands additional Collateral pursuant to the foregoing, such additional Collateral together with the Collateral then held by Bank in connection with Loans shall have a Market Value of not less than the Collateral Requirement.

(a) Unless otherwise agreed, cash distributions paid on Loaned Securities which are Non-U.S. Securities shall be credited to the Account in the currency in which such distributions are paid on the Business Day following receipt from the Borrower.

Section 4.2. Approved Investments. Bank is hereby authorized and directed, without obtaining any further approval from Lender, to invest and reinvest all or substantially all of the Cash Collateral and Non-U.S. Cash Collateral received in any Approved Investment in accordance with the priorities set forth in Schedule I hereto (which may be amended from time to time by execution of a revised Schedule I). Bank shall credit all Collateral, Approved Investments and Proceeds received with respect to Collateral and Approved Investments to the Collateral Account and mark its books and records to identify Lender's interest therein as appropriate. Bank reserves the right, in its sole discretion, to liquidate any Approved Investment and credit the net proceeds to the Collateral Account.

(a) Lender may deliver to Bank a Certificate from time to time instructing Bank not to make Approved Investments with particular financial institutions or issuers and Bank shall, unless otherwise instructed by Lender, liquidate any current investments with such financial institutions or issuers and not make any additional Approved Investments with any such financial institutions.

(b) All Approved Investments shall be for the account and risk of Lender. To the extent any loss arising out of Approved Investments results in a deficiency in the amount of Collateral available for return to a Borrower, Lender agrees to pay Bank on demand an amount of Cash Collateral or Non-U.S. Cash Collateral, as applicable, in an amount equal to such deficiency.

(c) Except as otherwise provided herein, all Collateral, Approved Investments and Proceeds credited to the Collateral Account shall be controlled by, and subject only to the instructions of, Bank, and Bank shall not be required to comply with any instructions of Lender with respect to the same.

Section 4.3. Termination of Loans.   (a) Bank shall terminate any Loan as soon
as practicable after:

(i) receipt by Bank of a notice of termination from a Borrower;

(ii) receipt by Bank of Written Instructions to do so;

(iii) receipt by Bank of a Certificate instructing it to delete the Borrower to whom such Loan was made from the list referred to in Article I, Section 1.6 hereof;

(iv) receipt by Bank of a Certificate described in Section 2.1 of Article II hereof advising that the Loaned Security is no longer subject to the representations contained in Article III, sub-paragraph (d) hereof or is not to be the subject of a Loan hereunder;

(v) receipt by Bank of notice or a Certificate advising that an Event of Default (as defined in the Securities Borrowing Agreement) has occurred and is continuing beyond any applicable grace period;

(vi) whenever Bank, in its sole discretion, elects to terminate such Loan; or

(vii) termination of this Agreement.

(b) Upon termination of any Loan (which shall be effected according to the standard settlement time for trades in the particular Loaned Security) and receipt from the Borrower of the Loaned Securities and any Distributions then due, Bank shall return to the Borrower such amount of Collateral as is required by the Securities Borrowing Agreement and pay the Borrower any Rebates then payable.

(c) In order for Bank to timely settle the sale of Loaned Securities, it shall be Lender's responsibility to give prompt notification to Bank regarding any such sale specifying the settlement date therefor. If Lender provides such prompt notification to Bank, Bank shall pay to Lender an amount equal to any interest expense incurred by Lender which is directly attributable to the failure of a Borrower to return Loaned Securities on or prior to the settlement date of such sale specified in such notification, and such other costs as are specified in Section 4.4 of this Article.

Section 4.4. Guaranty and Subrogation.

(a) If as a result of an Act of Insolvency or for any other reason a Borrower fails to return any Loaned Securities and any Distribution then due when required, Bank shall take all actions which it deems necessary or appropriate to liquidate Approved Investments and Collateral in connection with Loans to such Borrower and, unless advised by Lender to the contrary, shall make a reasonable effort for two Business Days (the "Replacement Period") to apply the proceeds thereof to the purchase of Securities identical to the Loaned Securities (or the equivalent thereof in the event of a reorganization or recapitalization of the issuer) not returned and any Distribution then due. If during the Replacement Period the Collateral liquidation proceeds are insufficient to replace any of the Loaned Securities and any Distributions then due, Bank shall, subject to satisfaction of Lender's obligations under Section 4.2(c) of this Article and
Section 5.4 of Article V, pay such additional amounts as are necessary to make such replacement. Purchases of replacement Securities shall be made only in such markets, in such manner and upon such terms as Bank shall consider appropriate in its sole discretion. Replacement Securities shall be credited to the Account upon receipt by Bank. If Bank is unsuccessful in purchasing any replacement Securities during the Replacement Period, the proceeds of the liquidation of Approved Investments and Collateral pursuant hereto shall be credited to the Account, and Bank shall, subject to satisfaction of Lender's obligations under
Section 4.2(c) of this Article, credit to the Account cash in an amount (if any) equal to (X) the Market Value of the Loaned Securities and Distributions not returned, minus (Y) the Collateral liquidation proceeds, such calculation to be made on the date of such credit. In addition, Bank shall pay to Lender (i) an amount equal to any interest expense or similar cost of borrowed funds incurred by Lender which is directly attributable to the failure of a Borrower to return any Loaned Securities when required, (ii) an amount equal to any buy-in-costs or buy-in-expenses actually incurred and directly attributable to the failure of a Borrower to return any Loaned Securities and Distributions then due when required, and (iii) an amount equal to the loss incurred by Lender on any cancelled sale of Loaned Securities directly attributable to the failure of a Borrower to return such Loaned Securities.


(b) Lender understands and agrees that, notwithstanding the preceding provisions of this Section 4.4, if a Borrower fails to return Loaned Securities for reasons other than an Act of Insolvency Bank may, in its reasonable discretion, elect not to liquidate Approved Investments and such Approved Investments shall continue to be subject to Section 4.2(c) of this Article and Section 5.4 of
Article V. Bank shall be responsible to Lender for the Market Value of the Loaned Securities as of the settlement date specified by Bank in its notice of termination in accordance with the Securities Borrowing Agreement, and, provided Bank receives prompt notification pursuant to Section 4.3(c) of Article IV, in addition, Bank shall pay to Lender (i) an amount equal to any interest expense incurred or similar costs of borrowed funds by Lender which is directly attributable to the failure of a Borrower to return any Loaned Securities when required, (ii) an amount equal to any buy-in-costs or buy-in-expenses actually incurred and directly attributable to the failure of a Borrower to return any Loaned Securities and Distributions then due when required, and (iii) an amount equal to the loss incurred by Lender on any cancelled sale of Loaned Securities directly attributable to the failure of a Borrower to return such Loaned Securities.

(c) Lender agrees, without the execution of any documents or the giving of any notice, that Bank is and will remain subrogated to all of Lender's rights under the Securities Borrowing Agreement or otherwise (to the extent of any credit pursuant to Sections 4.4(a) or 4.4(b) of this Article), including, but not limited to, Lender's rights with respect to Loaned Securities and Distributions, and Collateral, Approved Investments and Proceeds. Lender agrees to execute and deliver to Bank such documents as Bank may require and to otherwise fully cooperate with Bank to give effect to its rights of subrogation hereunder.

(d) Bank shall have no obligation to take any actions pursuant to Section 4.4(a) of this Article if it believes that such action will violate any applicable statute, regulation, rule, order or judgment. Furthermore, except as expressly provided in Sections 4.4(a) and 4.4(b) of this Article, Bank shall have no other liability to Lender relating to any Borrower's failure to return Loaned Securities and no duty or obligation to take action to effect payment by a Borrower of any amounts owed by such Borrower pursuant to the Securities Borrowing Agreement.

(e) Either party may terminate the provisions of Sections 4.4(a) and 4.4(b) of this Article with respect to any Borrower at any time by delivery of a notice to the other party specifying a termination date not earlier then the date of receipt of such notice by the other party. Any such termination shall be prospective only, and no such termination shall be effective with respect to then existing rights or obligations of either party under this Section 4.4 or outstanding Securities Loans hereunder. Following any such termination with respect to a Borrower, Bank shall not make any further Loans to such Borrower.

(f) Bank may offset any amounts payable by Lender under this Agreement against amounts payable by Bank under Sections 4.4(a) or 4.4(b) of this Article.


ARTICLE V CONCERNING BANK

Section 5.1. Standard of Care; Reimbursement. (a) Except as otherwise expressly provided in Sections 4.4(a) and 4.4 (b) of Article IV and in Section 5.1(b) of this Article, Bank shall not be liable for any costs, expenses, damages, liabilities or claims (including attorneys' and accountants' fees) incurred by Lender, except those costs, expenses, damages, liabilities or claims arising out of the negligence, bad faith or wilful misconduct of Bank, its directors, officers, employees, affiliates or agents. Actions taken or omitted in reliance upon Oral or Written Instructions, any Certificate, or upon any information, order, indenture, stock certificate, power of attorney, assignment, affidavit or other instrument delivered by Lender to Bank hereunder and reasonably believed by Bank to be genuine or bearing the signature of a person or persons reasonably believed to be authorized to sign, countersign or execute the same as an Authorized Person, shall be presumed to have been taken or omitted in good faith. Bank shall have no obligation hereunder for costs, expenses, damages, liabilities or claims (including attorneys' and accountants' fees), which are sustained or incurred by reason of any action or inaction by the Book-Entry System or any Clearing Organization or their respective successors or nominees. In no event shall Bank be liable for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action, except to the extent the same consist of reasonable fees and expenses of counsel arising solely out of a failure by Bank to act in accordance with its standard of care.

(b) In the event Bank fails to invest any Cash Collateral that is timely received, or fails to reinvest any Cash Collateral, and such failure is not caused by circumstances described in Section 5.12 this of Article, Bank shall be liable to Lender for each day during which such failure persists for an amount of liquidated damages equal to the product of the amount of such Cash Collateral multiplied by a daily rate equivalent to the daily rate used to determine the related Rebate.

(c) Lender agrees to reimburse Bank and to hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel, which Bank may sustain or incur or which may be asserted against Bank by reason or as a result of, or arising out of, any breach by Lender of this Agreement, including, without limitation, any representation or warranty of Lender being untrue, provided that Lender shall not be liable for any lost profits or loss of business of Bank, nor, except to the extent the same consist of reasonable fees and expenses of counsel, any special, indirect, or consequential damages. The foregoing shall be a continuing obligation of Lender, its successors and assigns, notwithstanding the termination of any Loans hereunder or of this Agreement. Bank may charge any amounts to which it is entitled hereunder against the Account.

Section 5.2. No Obligation to Inquire. Without limiting the generality of the foregoing, Bank shall be under no obligation to inquire into, and shall not be liable for, the validity of the issue of any Securities, Collateral or Approved Investments held in the Account or Collateral Account, or the legality or propriety of any Loans hereunder in regard of any entity other than Bank.

Section 5.3. Reliance on Borrowers' Statements, Representations and Warranties. Provided that it acts with reasonable care, Bank shall be entitled to rely upon the most recently available audited and unaudited statements of financial condition and representations and warranties made by Borrowers, and Bank shall not be liable for any loss or damage suffered as a result of any such reliance.

Section 5.4. Advances, Overdrafts and Indebtedness; Security Interest. Bank may, in its sole discretion, advance funds to Lender in order to pay to Borrowers any Rebates or to return to Borrowers Cash Collateral to which they are entitled.

(a) Lender agrees to repay Bank on demand the amount of any advance or any other amount owed by Lender hereunder plus accrued interest at a rate per annum (based on a 360-day year for the actual number of days involved) not to exceed the fed funds rate as publicly announced to be in effect from time to time, such rate to be adjusted on the effective date of any change in such fed funds rate. In order to secure repayment of any advance or other indebtedness of Lender to Bank arising hereunder, Lender hereby agrees that Bank shall have a continuing lien and security interest in and to all assets now or hereafter held in the Account and the Collateral Account (held on Lender's behalf) and any other property at any time held by it for the benefit of Lender or in which Lender may have an interest which is then in Bank's possession or control or in the possession or control of any third party acting on Bank's behalf. In this regard, Bank shall be entitled to all the rights and remedies of a pledgee under common law and a secured party under the New York Uniform Commercial Code and/or any other applicable laws and/or regulations as then in effect.

Section 5.5. Advice of Counsel. Bank may, with respect to questions of law, apply for and obtain the advice and opinion of counsel and shall be fully protected with respect to anything done or omitted by it without negligence or bad faith in conformity with such advice or opinion.

Section 5.6. No Collection Obligations. Bank shall be under no obligation or duty to take action to effect collection of, or be liable for, any amounts payable in respect of Securities or Approved Investments if such Securities or Approved Investments are in default, or if payment is refused after due demand and presentation.

Section 5.7. Pricing Services. Bank is authorized to utilize any nationally recognized pricing information service believed by Bank to be reliable in order to perform its valuation responsibilities with respect to Loaned Securities, Collateral and Approved Investments, and Lender agrees to hold Bank harmless from and against any loss or damage suffered or incurred as a result of errors or omissions of any such pricing information service.

Section 5.8. Agent's Fee. For its performance as Lender's agent in making and administering Loans, Lender shall pay to Bank a fee, accrued daily, equal to 30% of the sum of all interest, dividends and other distributions earned from Approved Investments, net of Rebates paid by Bank to relevant Borrowers and net of brokerage commissions, if any, incurred in making Approved Investments. Bank is authorized, on a monthly basis, to charge its fees and any other amounts owed by Lender hereunder against the Account and/or Collateral Account. In the event that on a calendar month basis the amount of such interest, dividends and other distributions earned from Approved Investments are, net of brokerage commissions incurred in making Approved Investments, less than the amount of any Rebate owed any Borrower, Bank and Lender shall pay, respectively, 30% and 70% of such deficiency.

Section 5.9. Reliance On Certificates and Instructions. Bank shall be entitled to rely upon any Certificate, Written or Oral Instruction actually received by Bank and reasonably believed by Bank to be duly authorized and delivered. Lender agrees to forward to Bank Written Instructions confirming Oral Instructions in such manner so that such Written Instructions are received by Bank by the close of business of the same day that such Oral Instructions are given to Bank. Lender agrees that the fact that such confirming Written Instructions are not received or that contrary instructions are received by Bank shall in no way affect the validity or enforceability of the transactions authorized by Lender. In this regard, the records of Bank shall be presumed to reflect accurately any Oral Instructions given by an Authorized Person or a person believed by Bank to be an Authorized Person.

Section 5.10. Disclosure of Account Information. It is understood and agreed that Bank is authorized to supply any information regarding the Account or Collateral Account which is required by any applicable statute, regulation, rule or order now or hereafter in effect. If Bank is required to provide any such information to any person, Bank shall use its best efforts to notify Lender in advance in order to permit Lender to raise any reasonable objection to disclosure that may be available to it.

Section 5.11. Statements. Bank will at least monthly furnish Lender with statements relating to Loans hereunder, which statements shall include such information as Lender may reasonably request.

Section 5.12. Force Majeure. Bank shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, transportation, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

Section 5.13. No Implied Duties. Bank shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Bank in connection with this Agreement.


ARTICLE VI TERMINATION

This Agreement may be terminated at any time by either party upon delivery to the other party of a written notice specifying the date of such termination, which shall be not less than 30 days after the date of receipt of such notice. Notwithstanding any such notice, this Agreement shall continue in full force and effect with respect to all Loans outstanding on the date of termination.


ARTICLE VII MISCELLANEOUS

Section 7.1. Construction. This Agreement shall be deemed to be a separate agreement between Bank and each Series, and each Series shall be a separate Lender for purposes of this Agreement. In no event shall a Series be responsible or liable for any obligations of any other Series.

Section 7.2. Exclusivity. Lender agrees that it shall not enter into any other agreement with any third party whereby such third party is permitted to make loans on behalf of Lender of Securities held by Bank from time to time.

Section 7.3. Certificates. Lender agrees to furnish to Bank a new Certificate in the event that any present Authorized Person ceases to be an Authorized Person or in the event that any other Authorized Persons are appointed and authorized. Until such new Certificate is received, Bank shall be fully protected in acting upon Oral Instructions or signatures of the present Authorized Persons.

Section 7.4. Notices. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Bank, shall be sufficiently given if addressed to Bank and received by it at its offices at 32 Old Slip, New York, New York 10286, Attention: Securities Lending Division, or at such other place as Bank may from time to time designate in writing.

(a) Any notice or other instrument in writing, authorized or required by this Agreement to be given to Lender shall be sufficiently given if addressed to Lender and received by it at its office at 8515 E. Orchard Road, Greenwood Village, Colorado 80111, Attention: Investment Operations 2T2, or at such other place as Lender may from time to time designate in writing.

Section 7.5. Cumulative Rights and No Waiver. Each and every right granted to Bank or Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of Bank or Lender to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by Bank or Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

Section 7.6. Severability. In case any provision in or obligation under this Agreement, other than Lender's obligation with respect to Approved Investments contained in Section 2(c) of Article IV shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision, other than Lender's obligation with respect to Approved Investments, contained in Section 2(c) of Article IV hereof is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

Section 7.7. Entire Agreement; Amendments. This Agreement represents the entire understanding of the parties hereto with regard to the subject matter contained herein and may not be amended or modified in any manner except by a written agreement executed by both parties.

Section 7.8. Successors and Assigns. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other. Bank may not delegate or assign any of its duties hereunder without the written consent of Lender.

Section 7.9. Governing Law; Consent to Jurisdiction; Waiver of Immunity. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. Lender hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.

Section 7.10. No Third Party Beneficiaries. In performing hereunder, Bank is acting solely on behalf of Lender and no contractual or service relationship shall be deemed to be established hereby between Bank and any other person.

Section 7.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Section 7.12. SIPA NOTICE. THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANS HEREUNDER INCLUDING BUT NOT LIMITED TO LOANS OF NON-U.S. SECURITIES AND, THEREFORE, THE COLLATERAL DELIVERED TO BANK AS AGENT FOR LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF A BORROWER'S OBLIGATION IN THE EVENT SUCH BORROWER FAILS TO RETURN THE LOANED SECURITIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officers, thereunto duly authorized, as of the day and year first above written.


                                    THE INVESTMENT COMPANIES
                                    LISTED ON EXHIBIT A HERETO
                                    By:

                                    /s/ David G. McLeod

                                    Their:  Treasurer

                                    By:

                                    /s/ Beverly A. Byrne
                                    Their:  Secretary

                                    THE BANK OF NEW YORK


                                    By: /s/ Thomas Ford
                                    Title: Executive Vice President

                                    EXHIBIT A


Maxim Series Fund Inc.

Maxim Money Market Portfolio                              BNY Acct # 234258
Maxim Bond Portfolio                                      BNY Acct # 269503
Maxim U.S. Government Securities Portfolio                BNY Acct # 234262
Maxim Bond Index Portfolio                                BNY Acct # 269504
Maxim U.S. Government Mortgage Portfolio                  BNY Acct # 234264
Maxim Ariel Mid-Cap Value Portfolio                       BNY Acct # 269506
Maxim Ariel Small-Cap Value Portfolio                     BNY Acct # 234268
Maxim Loomis Sayles Small-Cap Value Portfolio             BNY Acct # 234251
Maxim T.Rowe Price Equity/Income Portfolio                BNY Acct # 269502
Maxim INVESCO ADR Portfolio                               BNY Acct # 234255
Maxim Short-Term Maturity Bond Portfolio                  BNY Acct # 269508

                                   SCHEDULE I

                              APPROVED INVESTMENTS


         Bank is hereby authorized to invest and reinvest Cash Collateral in the following investments:


         Investment


_X_ securities issued or fully guaranteed by the United States government and any agency, instrumentality or establishment of the United States government ("Government Securities")


_X_ obligations issued by the central government of any OECD country and any of their agencies or instrumentalities (currency hedged)


_X_ asset-backed securities rated A-1 (S&P) and P-1 (Moody's) if maturity does not exceed one year, and not less than AAA (S&P) and Aaa (Moody's) if maturity exceeds one year


_X_      Fully   collateralized   government   repurchase  and  reverse
         repurchase agreements   with specified counterparties


_X_ securities, units, shares and other participations in government-only money market funds, and government-only short term investment funds (including those managed by The Bank of New York)



Dated:  November 30, 2001


By: /s/ Mary Maiers

/s/ Bruce Hatcher

                                   Schedule I
                                     Page 2

                             Maxim Series Fund Inc.
                               Orchard Series Fund


Approved Counterparties for Repurchase Agreement Transactions


ABN AMRO Incorporated
BMO Nesbitt Burns Corp.
BNP Paribas Securities Corp
Bank of America Securities LLC
Barclays Capital Inc.
CIBC World Markets Corp.
Credit Suisse First Boston Corp.*
Deutsche Banc Alex Brown Inc.
Dresdner Kleinwort Wasserstein Securities LLC
Goldman Sachs & Co.*
Greenwich Capital Markets, Inc.
J.P. Morgan Securities Inc.
Merrill Lynch Government Securities Inc.*
Morgan Stanley & Co. Inc.*
Salomon Smith Barney Inc.*
UBS Warburg LLC


* Previously Approved







  Dated:  November 30, 2001
  By:     /s/ Mary Maiers

          /s/ Bruce Hatcher